Securities Act Registration No. 333-151912
                                       Investment Act Registration No. 811-08868

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-6

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933                      [ ]

Pre-Effective Amendment No.                                                  [ ]


Post-Effective Amendment No.   5                                             [X]


REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940              [ ]

Amendment No.  23                                                            [X]

                            ------------------------

                          AMERITAS LIFE INSURANCE CORP.
                              SEPARATE ACCOUNT LLVL
                                  (Registrant)

                            ------------------------

                          AMERITAS LIFE INSURANCE CORP.
                                   (Depositor)
                                 5900 "O" Street
                             Lincoln, Nebraska 68510
                                  402-467-1122
                            ------------------------

                                 Robert G. Lange
       Vice President, General Counsel & Assistant Secretary, Individual
                          Ameritas Life Insurance Corp.
                                 5900 "O" Street
                             Lincoln, Nebraska 68510
                                  402-467-1122
                            ------------------------

Approximate Date of Proposed Public Offering: as soon as practicable after effective date.

        It is proposed that this filing will become effective:

     [ ] 60 days after filing pursuant to paragraph a of Rule 485
     [X] on May 1, 2013 pursuant to paragraph a of Rule 485
     [ ] on __________ pursuant to paragraph b of Rule 485
     [ ] immediately upon filing pursuant to paragraph b of Rule 485

        If appropriate, check the following box:
     [ ] this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

       TITLE OF SECURITIES BEING REGISTERED: SECURITIES OF UNIT INVESTMENT TRUST
                                             -----------------------------------

             AMERITAS ADVISOR VUL Variable Universal Life Insurance

--------------------------------------------------------------------------------

PROSPECTUS:   May 1, 2013

                                            [Ameritas Life Insurance Corp. Logo]

Ameritas Advisor VUL (R)


Individual Flexible Premium                        Ameritas Life Insurance Corp.
Variable Universal Life Insurance Policy                   Separate Account LLVL
--------------------------------------------------------------------------------

         This prospectus describes the Policy, especially its Separate Account. The Policy is designed to help you, the Policy Owner, provide life insurance protection while having flexibility, within limits, as to the amount and timing of premium payments, the amount of the death benefit, and how you invest your Account Value. The value of your Policy will increase or decrease based on the performance of the Investment Options you choose. The amount of the death benefit can also vary as a result of investment performance.

         You may allocate all or part of your Account Value among a variety of Subaccount variable Investment Options where you have the investment risk, including possible loss of principal. The Subaccounts are listed in the Investment Options section of this prospectus.

         You may also allocate all or part of your investment to a Fixed Account option, where we have the investment risk. We guarantee a fixed rate of interest on your investment in the Fixed Account.

     Please Read this Prospectus Carefully and Keep It for Future Reference. It provides information you should consider before investing in a Policy.

          Prospectuses for the portfolios that underlie the Subaccount variable Investment Options are available without
        charge from your sales representative or from our Service Center.


             The Securities and Exchange Commission ("SEC") does not
             pass upon the accuracy or adequacy of this prospectus,
               and has not approved or disapproved the Policy. Any
              representation to the contrary is a criminal offense.

    This prospectus may only be used to offer the Policy where the Policy may lawfully be sold. The Policy, and certain features described in this prospectus, may not be available in all states.

       No one is authorized to give information or make any representation about the Policy that is not in this prospectus. If anyone does so, you should not rely upon it as being accurate or adequate.


            NOT FDIC INSURED o MAY LOSE VALUE o NO BANK GUARANTEE

      Ameritas Life Insurance Corp. (we, us, our, Company, Ameritas Life)
            Service Center, P.O. Box 81889, Lincoln, Nebraska 68501
                       1-800-255-9678  ameritasdirect.com

Ameritas Advisor VUL                   1

Contacting Us. To answer your questions or to send additional premiums, contact your sales representative or write or call us at:

                         Ameritas Life Insurance Corp.
                                 Service Center
                                 P.O. Box 81889
                            Lincoln, Nebraska 68501
                                       Or
                                5900 "O" Street
                            Lincoln, Nebraska 68510
                           Telephone: 1-800-255-9678
                              Fax: 1-402-467-7335
                        Interfund Transfer Request Fax:
                                 1-402-467-7923
                           Email: direct@ameritas.com

Express mail packages should be sent to our street address, not our P.O. Box address.

Remember, the Correct Form of Written Notice "in good order" is important for us to accurately process your Policy elections and changes. Many forms can be found at the online services section of our website. Or, call us at our toll-free number and we will send you the form you need and tell you the information we require.

Facsimile Written Notice. To provide you with timely service you want, we accept some Written Notices by facsimiles. However, by not requiring your original signature, there is a greater risk unauthorized persons can manipulate your signature and make changes on your Policy (including withdrawals) without your knowledge. We are entitled to act upon facsimile signatures that reasonably appear to us to be genuine.

Make checks payable to:
"Ameritas Life Insurance Corp."

Ameritas(R) and the bison design are registered service marks of Ameritas Life Insurance Corp.

TABLE OF CONTENTS                                             Begin on Page

POLICY SUMMARY........................................................3
     Policy Benefits..................................................3
     Policy Risks.....................................................4
CHARGES...............................................................6
     Policy Charges...................................................6
     Portfolio Company Operating Expenses.............................7
CHARGES EXPLAINED....................................................10
     Transaction Charges.............................................10
     Periodic Charges:
     Monthly Deductions from Account Value...........................10
     Periodic Charges:
     Daily Deductions from Separate Account Assets...................11
INVESTMENT OPTIONS...................................................11
     Separate Account Variable Investment Options....................12
     Fixed Account Investment Option.................................15
     Transfers.......................................................15
     Third Party Services............................................17
     Disruptive Trading Procedures...................................17
     Systematic Transfer Programs....................................18
     Asset Allocation Program........................................19
OTHER IMPORTANT POLICY INFORMATION...................................21
     Policy Application and Issuance.................................21
     Account Value...................................................22
     Telephone Transactions..........................................23
     Electronic Delivery and Communications..........................23
     Misstatement of Age or Gender...................................23
     Suicide.........................................................24
     Incontestability................................................24
     Assignment......................................................24
     Lapse and Grace Period..........................................24
     Reinstatement...................................................24
     Delay of Payments or Transfers..................................25
     Beneficiary.....................................................25
     Minor Owner or Beneficiary......................................25
     Policy Changes..................................................25
     "Right to Examine" Period.......................................25
     Optional Features...............................................26
     Nonparticipating................................................26
POLICY DISTRIBUTIONS.................................................26
     Death Benefit...................................................27
     Policy Loans....................................................28
     Cash Surrender..................................................29
     Partial Withdrawal..............................................29
     Payment of Policy Proceeds......................................30
TAX MATTERS..........................................................31
LEGAL PROCEEDINGS....................................................33
HOW TO GET FINANCIAL STATEMENTS......................................33
RULE 12h-7 EXEMPTION.................................................33
APPENDIX A: Optional Features........................................34
DEFINED TERMS........................................................35
     Illustrations                                            Last Page
     Statement of Additional Information;
     Registration Statement
     Reports to You

Ameritas Advisor VUL                   2

POLICY SUMMARY
--------------------------------------------------------------------------------

         The Ameritas Advisor VUL(R) Policy is flexible premium variable universal life insurance offered and issued by Ameritas Life Insurance Corp. ("Ameritas Life" or "we"), 5900 "O" Street, Lincoln, Nebraska 68510. The Policy offers variable Investment Options through Subaccounts of Ameritas Life Insurance Corp. Separate Account LLVL (the "Separate Account"), a separate account operated by us under Nebraska law, and a fixed interest rate option through the Fixed Account. The Policy's primary purpose is to provide lifetime protection against economic loss due to the death of the insured person. We are obligated to pay all amounts promised under the Policy. Premium is used to create Account Value to cover Policy charges and to generate investment earnings. The amount we require as your first premium depends on the Policy benefits that you elect and the rate class of the Insured. The Policy is called a "flexible premium" policy because you may make any other premium payments you wish at any time. The Policy is referred to as a "variable" life insurance policy because the value of the amount you invest in the Policy may increase or decrease daily based on the investment results of the variable Investment Options that you choose. The amount we pay to the Policy's beneficiary upon the death of the Insured person (the "death benefit proceeds") may vary similarly. The Policy pays death benefit proceeds to the Policy beneficiary upon the Insured's death, or pays a Cash Surrender Value to you if you surrender the Policy. The Insured cannot be older than age 80 on the Insured's birthday nearest the Policy Date. We will issue the Policy for an initial Specified Amount of insurance coverage of $100,000 or more. We may reduce the initial Specified Amount for Policies issued in connection with group or sponsored arrangements. See the OTHER IMPORTANT POLICY INFORMATION: Special Arrangements section for details. We may also reduce or waive certain charges for Policies issued in connection with special arrangements. The Policy is subject to the laws of the state where the application is signed.

         POLICY BENEFITS

         You have flexibility under the Policy. Within certain limits, you can vary the amount and timing of premium payments, change the death benefit, and transfer amounts among the Investment Options. You can take out a Policy loan, make a partial withdrawal from the Account Value, or surrender your Policy completely, subject to payment of any applicable charges and certain restrictions. We will pay Surrender amounts or death benefit proceeds in a lump sum.

Death Benefit.
         o We will pay the death benefit proceeds to the beneficiary when we receive satisfactory proof of death of the Insured while the Policy is in force.
         o    Three death benefit options are available.
Death benefit proceeds are reduced by any Policy Debt and any Monthly Deductions due but unpaid at death. See the POLICY DISTRIBUTIONS: Death Benefit section for details.

Surrender and Partial Withdrawals.
         o You can surrender the Policy in full at any time for its Cash Surrender Value, or, within limits, withdraw part of the Account Value. Partial withdrawal charges are shown in the CHARGES section.
         o Restrictions include that we may defer payments from the Fixed Account for up to six months

Loans.
         o    You may borrow a limited amount of Account Value.
         o    Interest accrues on outstanding loan amounts.
         o After five Policy years, a lower interest rate may be available for a portion of your Policy Debt.

Policy Riders.
         When you apply for the Policy, you can request any of the optional supplementary benefit riders that we make available. Charges for most riders will be deducted monthly from the Account Value. (See the CHARGES section.) Availability of riders varies from state to state.

Investment Options.
         o Variable Investment Option allocations are invested in Subaccounts of the Separate Account, which in turn invest in corresponding underlying portfolios.
         o Fixed Account allocations are invested in our general account and we guarantee a fixed rate of interest.
         o You may transfer Account Value between Investment Options, subject to limits.

Ameritas Advisor VUL                   3

         o Asset allocation, dollar cost averaging, portfolio rebalancing and earnings sweep systematic investment programs are available.

         Variable Investment Option returns vary, depending upon the investment results of the underlying portfolios. The Investment Options cover a broad spectrum of investment styles and strategies. Although the portfolios that underlie the Subaccounts operate like publicly traded mutual funds, there are important differences. You can transfer money from one investment account to another without tax liability. Also, any dividends and capital gains distributed by each underlying portfolio are automatically reinvested and reflected in the portfolio's value and create no taxable event for you. If and when Policy earnings are distributed (generally as a result of a Surrender or withdrawal), they will be treated as ordinary income instead of as capital gains.

         POLICY RISKS

Suitability, Investment Risks, and Underlying Portfolio Risks.
         The Policy is unsuitable for short-term savings or short-term life insurance needs. You should evaluate the Policy's long-term investment potential and risks before purchasing a Policy. You should purchase a Policy only if you have the financial capability and the intent to keep the Policy in force for a substantial period of time.

         Your Account Value (and in some circumstances your death benefit) will fluctuate with changes in interest rates and performance of the underlying portfolios. You assume the risk that your Account Value may decline or not perform to your expectations. Each underlying portfolio has various investment risks and some have greater risks than others.

         As mentioned above, the investment performance of any Investment Option may be good or bad. Your Policy value will rise or fall based on the investment performance of the underlying portfolios of the Subaccounts you select. The fund prospectuses accompanying this Policy prospectus provide comprehensive discussion of the risks of each underlying portfolio. There is no assurance that any underlying portfolio will meet its objectives.

Lapse Risks.
         If the Cash Surrender Value is not sufficient to pay charges when due, your Policy can terminate, or "lapse." This can happen if you have not paid enough premiums or if the Investment Options you selected experienced poor performance or because of a combination of both factors. You will be given a "grace period" within which to make additional premium payments to keep the Policy from lapsing. Even if the Policy does lapse, you may be given the opportunity to reinstate the Policy by making the required premium payments and satisfying certain other conditions.

         Since partial withdrawals reduce your Account Value, partial withdrawals increase the risk of lapse. Policy Debt also increases the risk of lapse.

Limitations on Access.
         As mentioned above, partial withdrawals may have certain limits and restrictions. As well, Policy Debt, partial withdrawals and Surrender may be subject to income tax and penalty tax. Policy Debt and partial withdrawals will decrease death benefit protection and may cause the Policy to lapse, in which case you would have no coverage. Even if you pay Planned Periodic Premiums, your Policy could lapse if the Cash Surrender Value is not enough to pay the Monthly Deduction.

Transfer Risks.
         There is a risk that you will not be able to transfer your Account Value from one Investment Option to another because of limits on the dollar amount or frequency of transfers you can make. Limitations on transfers out of the Fixed Account are more restrictive than those that apply to transfers out of the Subaccounts.

Early Surrender Risks.
         Depending on the Account Value at the time you are considering Surrender, there may be little or no Cash Surrender Value payable to you.

Ameritas Advisor VUL                   4

Market Timing Risks.
         Investments in variable life insurance products can be a prime target for abusive transfer activity because these products value their Subaccounts on a daily basis and allow transfers among Subaccounts without immediate tax consequences. As a result, some investors may seek to frequently transfer into and out of Subaccounts in reaction to market news or to exploit a perceived pricing inefficiency. Whatever the reason, long-term investors in a Subaccount can be harmed by frequent transfer activity since such activity may expose the investment account's underlying portfolio to increased portfolio transaction costs and/or disrupt the portfolio manager's ability to effectively manage the portfolio's investments in accordance with the portfolio's investment objectives and policies, both of which may result in dilution with respect to interests held for long-term investment.

         To discourage disruptive frequent trading activity, we impose restrictions on transfers (See the Disruptive Trading Procedures section.) and reserve the right to change, suspend or terminate telephone, facsimile and Internet transaction privileges (See the Transfers section.). In addition, we reserve the right to take other actions at any time to restrict trading, including, but not limited to: (i) restricting the number of transfers made during a defined period, (ii) restricting the dollar amount of transfers, and
(iii) restricting transfers into and out of certain Subaccounts. We also reserve the right to defer a transfer at any time we are unable to purchase or redeem shares of the underlying portfolio.

         While we seek to identify and prevent disruptive frequent trading activity, it may not always be possible to do so. Therefore, no assurance can be given that the restrictions we impose will be successful in preventing all disruptive frequent trading and avoiding harm to long-term investors.

Tax Risks.
         Death benefits for individually owned life insurance generally are not subject to income tax. Other federal and state taxes may apply. In general, you will be taxed on the amount of a distribution if it exceeds the investment in the Policy (premiums paid). Any taxable distributions are treated as ordinary income (rather than as capital gains) for tax purposes.

         In order for you to receive the tax benefits extended to life insurance under the Internal Revenue Code (the "Code"), your Policy must comply with certain requirements of the Code. We will monitor your Policy for compliance with these requirements, but a Policy might fail to qualify as life insurance in spite of our monitoring. If this were to occur, you would be subject to income tax on the income credited to your Policy for the period of disqualification and all subsequent periods. The tax laws also contain a so-called "7 pay limit" that limits the amount of premium that can be paid in relation to the Policy's death benefit. If the limit is violated, the Policy will be treated as a "modified endowment contract," which can have adverse tax consequences. (See the Tax Matters section.) There are also certain Treasury Department rules referred to as the "investor control rules" that determine whether you would be treated as the "owner" of the assets underlying your Policy. If that were determined to be the case, you would be taxed on any income or gains those assets generate. In other words, you would lose the value of the so-called "inside build-up" that is a major benefit of life insurance.

         There is a tax risk associated with Policy Debt. Although no part of a loan is treated as income to you when the loan is made (unless your Policy is a "modified endowment contract"), Surrender or lapse of the Policy could result in the loan being treated as a distribution at the time of lapse or Surrender. This could result in considerable taxable income. Under certain circumstances involving large amounts of outstanding loans and an insured person of advanced age, the Owner might find they have to pay additional premium to keep their Policy from lapsing and to avoid a significant tax burden if the Policy should lapse.

         Tax consequences of ownership or receipt of Policy proceeds under federal, state and local estate, inheritance, gift and other tax laws can vary greatly depending upon the circumstances of each Owner or beneficiary. There can also be unfavorable tax consequences on such things as the change of Policy ownership or assignment of ownership interests. For these and all the other reasons mentioned above, we recommend you consult with a qualified tax adviser before buying the Policy and before exercising certain rights under the Policy.

         Buying a Policy might not be advisable if it is just replacing existing life insurance. You may wish to consult with your financial or insurance adviser.

Ameritas Advisor VUL                   5

CHARGES
--------------------------------------------------------------------------------
         Some charges are rounded.  Charges may be less in certain states.

         POLICY CHARGES

         The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering the Policy. The first table describes the fees and expenses that you will pay at the time that you pay a premium, make a partial withdrawal, or transfer Account Value between Investment Options.

--------------------------------------------------- ----------------------- -------------------- --------------------
                                                                                   Guaranteed
   TRANSACTION CHARGES                                    When Deducted             Maximum              Current
--------------------------------------------------- ----------------------- -------------------- --------------------

PREMIUM CHARGE                                      When each premium is            5%                  3.5%
Calculated as a percentage of each premium          paid.
payment.
(This charge partially offsets state and local
taxes. State premium tax rates range from 0.5%
to 3.5% of premium paid. See the CHARGES EXPLAINED
section for more information.)
--------------------------------------------------- ----------------------- -------------------- --------------------
PARTIAL WITHDRAWAL CHARGE                           Upon each withdrawal.           $50                  $0
--------------------------------------------------- ----------------------- -------------------- --------------------
TRANSFER CHARGE (per transfer)                      First 15 transfers
                                                    per year:                       $0                   $0
                                                    Each additional
                                                    transfer:                       $10                  $0
--------------------------------------------------- ----------------------- -------------------- --------------------

         The next table describes the fees and expenses that you will pay periodically during the time that you own the Policy, to equal the annualized charges shown, not including Subaccount portfolio operating fees and expenses.

---------------------------------------------------- ---------------------- --------------------- ---------------------
 PERIODIC CHARGES
(other than Subaccount portfolio operating             When Deducted              Guaranteed            Current
expenses)                                                                        Maximum (annual)       (annual)
---------------------------------------------------- ---------------------- --------------------- ---------------------
MONTHLY DEDUCTIONS FROM ACCOUNT VALUE
     Several of the charges below vary based on individual characteristics. The cost shown for these charges may not be representative of the charge you will pay. Ask for a Policy illustration or see your Policy for the charge applicable to you.
---------------------------------------------------- ---------------------- --------------------- ---------------------
                                                                             Varies (1)           Varies (2)
COST OF INSURANCE                                           Monthly          Minimum       $0.18  Minimum      $0.11
Rates are per $1,000 of the net amount at risk                               Maximum    $1000.00  Maximum   $1000.00
                                                                             Example (3)   $2.55  Example (3)  $1.46
---------------------------------------------------- ---------------------- --------------------- ---------------------
MONTHLY ADMINISTRATIVE CHARGE
       Specified Amounts $100,000 - $249,999                Monthly                  $120                 $120
                Specified Amounts $250,000 +                                         $120                  $90
---------------------------------------------------- ---------------------- --------------------- ---------------------
                                                       Monthly during the    Varies (2)            Varies (2)
MONTHLY SPECIFIED AMOUNT CHARGE                       first 10 Policy years  Policy year 2:        Policy year 2:
Rates are per $1,000 of Specified Amount.            or the first 10 Policy  Minimum        $0.00  Minimum       $0.00
                                                     years after an increase Maximum        $1.23  Maximum       $1.02
                                                       in Specified Amount.  Examples (4,5) $0.54  Example (4,6) $0.45
-----------------------------------------------------------------------------------------------------------------------
DAILY DEDUCTIONS FROM SEPARATE ACCOUNT ASSETS
        (to equal the annual percentage stated of the Account Value in the Subaccounts)
---------------------------------------------------- ---------------------- --------------------- ---------------------
RISK CHARGE (for mortality and expense risk)
                             Policy years 1-15               Daily                 0.90%               0.70%
                              Policy years 16+                                     0.30%               0.10%
---------------------------------------------------- ---------------------- --------------------- ---------------------

Periodic Charges Table Footnotes:
     (1) Rate varies by Insured's gender, risk class and Attained Age.
     (2) Rate varies by Insured's gender, Issue Age, risk class, Specified Amount, and the amount of time you have had your Policy.
     (3) "Example" charges assume an Insured who is male, best risk class, age 45 when the Policy is issued, a Specified Amount of $250,000, and that the Policy is in its second Policy year.
     (4) "Example" charges assume an Insured who is male, best risk class, age 25 when the Policy is issued, a Specified Amount of $100,000, and that the Policy is in its second Policy year.
     (5) The annual rate is $0.1980 in year 1, $0.5388 in years 2-6, $0.4308 in year 7, $0.3228 in year 8, $0.2160 in year 9, $0.1080 in year 10, and $0.00 thereafter. These same rates would apply for an increase in Specified Amount at Attained Age 25.
     (6) The annual rate is $0.1644 in year 1, $0.4488 in years 2-6, $0.3588 in year 7, $0.2688 in year 8, $0.1800 in year 9, $0.0900 in year 10, and $0.00 thereafter. These same rates would apply for an increase in Specified Amount at Attained Age 25.

Ameritas Advisor VUL                   6

---------------------------------------------------------------------------------------------------------------------
                                                                                 Guaranteed            Current
 COST OF OPTIONAL FEATURES                                 When Deducted      Maximum (annual)        (annual)
------------------------------------------------------ -------------------- -------------------- --------------------
 ACCELERATED BENEFIT RIDER                                     N/A                No Cost              No Cost
------------------------------------------------------ -------------------- -------------------- --------------------
 CHILDREN'S INSURANCE RIDER                                  Monthly               $5.76                $5.76
 Rate is per $1,000 of the rider benefit amount.
------------------------------------------------------ -------------------- -------------------- --------------------
 PAID-UP INSURANCE BENEFIT ENDORSEMENT                    When Benefit             3.5%                 3.5%
 Calculated as a percentage times the Account Value.         Elected
------------------------------------------------------ -------------------- -------------------- --------------------
 TERM INSURANCE RIDER                                                       Varies (1)            Varies (1)
 Rates are per $1,000 of the rider benefit amount.           Monthly        Minimum       $0.18   Minimum      $0.13
                                                                            Maximum    $1000.00   Maximum    $950.00
                                                                            Example (2)   $2.55   Example (2)  $0.97
------------------------------------------------------ -------------------- -------------------- --------------------
 WAIVER OF MONTHLY DEDUCTION RIDER                                          Varies (1)            Varies (1)
 Rates are per $100 of the Monthly Deduction.                Monthly        Minimum       $1.48   Minimum      $1.48
                                                                            Maximum      $17.28   Maximum     $17.28
                                                                            Example (2)   $4.48   Example (2)  $4.48
------------------------------------------------------ -------------------- -------------------- --------------------

Cost of Optional Features Table Footnotes:
    (1) Rate varies by Insured's gender, risk class and Attained Age.
    (2) "Example" charges assume an Insured who is male, best risk class, age 45 when the rider is issued, and that the rider coverage is in its second year.

         We currently do not assess a separate charge against our Separate Account or Fixed Account for any income taxes. We may, however, make such a charge in the future if income or gains within the Separate Account will incur any income tax liability, or if tax treatment of our Company changes.

         The next table describes interest rates charged on amounts borrowed from the Policy, net of 3.0% annual credited interest rate.

--------------------------------------------------- ----------------------- -------------------- --------------------
                                                                                 Guaranteed
NET INTEREST CHARGED ON LOANS                            When Deducted             Maximum             Current
--------------------------------------------------- ----------------------- -------------------- --------------------
LOAN ACCOUNT  (effective annual rates)
   Regular Loan Interest Rate                               Upon each              1.0%                 1.0%
   Preferred Loan Interest Rate  (available only              Policy
   after five Policy years, on only a portion               Anniversary.           0.5%                 0.0%
   of the Policy Debt)
--------------------------------------------------- ----------------------- -------------------- --------------------

         PORTFOLIO COMPANY OPERATING EXPENSES (for the year ended December 31,
         2012)

         The next table shows the minimum and maximum total operating expenses charged by the portfolio companies, before and after any waivers or reductions, that you may pay periodically during the time that you own the Policy, followed by a chart showing additional information for each portfolio. Actual fees and expenses for the underlying portfolios vary daily, so expenses for any given day may be greater or less than listed. More detail concerning each portfolio's fees and expenses is contained in the prospectus for that portfolio.

---------------------------------------------------------------------------- -------------------- --------------------

TOTAL ANNUAL PORTFOLIO COMPANY OPERATING EXPENSES
     Expenses that are deducted from portfolio assets, including                    Minimum           Maximum
     management fees, distribution and/or service (12b-1) fees, and other expenses
------------------------------------------------------------------------------- ------------------ ------------------
Before any Waivers and Reductions                                                         (1)               (2)
------------------------------------------------------------------------------- ------------------ ------------------
After any Waivers and Reductions (explained in the footnotes at the end of this section)
------------------------------------------------------------------------------- ------------------ ------------------

(1)
(2)

----------------------------------------------------------------------------------------------------------------------------------
                                                                                 Acquired               Waivers    Total Expenses
      Subaccount's underlying                                                    Fund Fees     Total      and       after Waivers
      Portfolio Name*                            Management   12b-1    Other       and       Portfolio Reductions  and Reductions,
                                                    Fees      Fees**   Fees      Expenses***   Fees   (Recoupment)    if any
----------------------------------------------------------------------------------------------------------------------------------


Ameritas Advisor VUL                   7

Ameritas Advisor VUL                   8

* Short cites are used in this list. The "Investment Options" section uses complete Portfolio names.
** Portfolios pay 12b-1 fees to us pursuant to Rule 12b-1 under the Investment Company Act of 1940, which allows investment companies to pay fees out of portfolio assets to those who sell and distribute portfolio shares. Some portfolios may also pay 0.05 to 0.25 percent of annual portfolio assets for our providing shareholder support and marketing services.
*** Some portfolios invest in other investment companies (the "acquired portfolios"). In these instances, portfolio shareholders indirectly bear the fees and expenses of the acquired portfolios.
**** Sustainable and Responsible Investment ("SRI")

Ameritas Advisor VUL                   9

CHARGES EXPLAINED
--------------------------------------------------------------------------------
         The following repeats and adds to information provided in the CHARGES section where the amount of each charge is shown. Please review both prospectus sections for information on charges. For those Policies issued on a unisex basis in certain states or in certain cases, gender-distinct rates do not apply. Certain charges expressly permit you to designate the Investment Options from which the charge is to be deducted. If there are insufficient funds in such a designated Investment Option, and for all other charges deducted from total Account Value, charges are deducted Pro-Rata from your selected Subaccount and Fixed Account Investment Options.

         TRANSACTION CHARGES

o        Premium Charge
         We currently charge a percentage of each Policy premium payment we receive as a Premium Charge. This charge partially offsets premium taxes imposed by some states and local governments and federal taxes on certain capitalized acquisition expenses. We do not expect to profit from this charge. Our current charge is less than our guaranteed maximum amount for this charge.

o        Surrender Charge
         This Policy has no surrender charge.

o        Partial Withdrawal Charge
         Upon a partial withdrawal from your Policy, we may assess a partial withdrawal charge. This partial withdrawal charge will be allocated the same as the partial withdrawal itself. Taxes and tax penalties may apply.

o        Transfer Charge
         We may charge a transfer charge for any transfer in excess of 15 transfers per Policy year. You may tell us how to allocate the transfer charge.

         PERIODIC CHARGES:
         MONTHLY DEDUCTIONS FROM ACCOUNT VALUE

         On each Monthly Date, we will deduct an amount from your Account Value to pay us for providing the benefits of the Policy. This amount is called the Monthly Deduction. It equals the sum of monthly charges for the cost of insurance, administrative charge, specified amount charge, and the costs of any riders. You may tell us how to allocate the Monthly Deduction.

o        Cost of Insurance Charge
         The cost of insurance rate per $1,000 of Net Amount at Risk cannot exceed the guaranteed cost of insurance rate that is set forth in the Policy. The maximum cost of insurance each month can be determined by using the guaranteed cost of insurance rate in the formula for cost of insurance, below.

         The cost of insurance charge is for providing insurance protection under the Policy. Because the cost of insurance charge depends upon several variables, the cost for each Policy can vary from month to month. The cost of insurance rate for the Specified Amount of insurance coverage varies by the Insured's gender, Issue Age, risk class, Specified Amount and the length of time the Policy has been in force. The cost of insurance rate for an increase in Specified Amount varies by the Insured's gender, age and risk class at the time of the increase, Specified Amount and the length of time the Policy has been in force since the increase. We may use current cost of insurance rates less than those shown in the Policy, and reserve the right to change them so long as they do not exceed the maximum rates shown in the Policy. Changes will apply equally to similarly situated Policy Owners and be based on changes in future expectations of factors such as investment earnings, mortality, persistency, and expenses. We expect a profit from this charge. Ask for a Policy illustration or see your Policy for the charge(s) applicable to you.

         The Cost of Insurance each month equals:
          -    The Net Amount at Risk for the month; multiplied by
          - The cost of insurance rate per $1,000 of Net Amount at Risk; divided by
          -    $1,000.

Ameritas Advisor VUL                   10

o        Administrative Charge
         This monthly charge partially compensates us for our costs in issuing and administering the Policy and operating the Separate Account. We do not anticipate making a profit from this charge. The maximum monthly administrative charge is shown on your Policy schedule.

o        Specified Amount Charge
         For certain risk classes and Issue Ages, the maximum cost of insurance rates and other Policy charges are insufficient to cover our costs in issuing and administering the Policy, operating the Separate Account, and providing the benefits under the Policy. The Specified Amount charge partially compensates us for these costs. We do not anticipate making a profit from this charge. The maximum monthly Specified Amount charge, if any, is shown on your Policy schedule. Any increase in Specified Amount will result in an additional monthly Specified Amount charge, unless the applicable rate at the time of the increase is zero.

o        Costs of Optional Features
         The cost for any optional features you select (sometimes called Policy "Riders") is also deducted monthly from Account Value. See the CHARGES section for information about the costs of these features, and refer to APPENDIX A for descriptions of these features. Optional features may not be available in all states.

         PERIODIC CHARGES:
         DAILY DEDUCTIONS FROM SEPARATE ACCOUNT ASSETS

         The following charges are applied daily to Separate Account assets in determining the daily Accumulation Unit value of each Subaccount.

o        Risk Charge
         The Risk Charge is for the mortality risks we assume - that Insureds may live for shorter periods of time than we estimate, and also compensates us for the Policy expense risks we assume. If this charge exceeds our actual costs to cover these risks, the excess goes to our general account. Conversely, if this charge is not enough, we bear the additional expense, not you. We expect a profit from this charge.

o        Policy Debt
         If you borrow from your Account Value, interest accrues on outstanding loan amounts. After five Policy years, a lower interest rate may be available for a portion of your Policy Debt. See the POLICY LOANS section for more information on applicable interest rates.

o        Portfolio Charges
         Each Subaccount's underlying portfolio has investment advisory expenses. These expenses, as of the end of each portfolio's last fiscal year, are stated in this prospectus' CHARGES section and described in more detail in each portfolio's prospectus. A portfolio's charges and expenses are not deducted from your Account Value. Instead, they are reflected in the daily value of portfolio shares which, in turn, will affect the daily Accumulation Unit value of the Subaccounts. These charges and expenses help to pay the portfolio's investment adviser and operating expenses.

INVESTMENT OPTIONS
--------------------------------------------------------------------------------
         The Policy allows you to choose from a wide array of Investment Options
- each chosen for its potential to meet specific investment objectives.

         You may allocate all or a part of your premiums among the Separate Account variable Investment Options ("Subaccounts") or the Fixed Account option. Allocations must be in whole percentages and total 100%. The Subaccounts, which invest in underlying portfolios, are listed and described in this section of this prospectus.

Ameritas Advisor VUL                   11

         SEPARATE ACCOUNT VARIABLE INVESTMENT OPTIONS

         The Separate Account provides you with variable Investment Options in the form of underlying portfolio investments. Each underlying portfolio is an open-end investment management company. When you allocate investments to an underlying portfolio, those investments are placed in a Subaccount of the Separate Account corresponding to that portfolio, and the Subaccount in turn invests in the portfolio. The Account Value of your Policy depends directly on the investment performance of the portfolios that you select.

     The underlying portfolios in the Separate Account are NOT publicly traded mutual funds, and are NOT the same as other publicly traded mutual funds with very similar names. The portfolios are only available as separate account Investment Options in life insurance or variable annuity policies issued by insurance companies, or through participation in certain qualified pension or retirement plans.
     Even if the investment objectives and policies of some underlying portfolios available under the Policy may be very similar to the investment objectives and policies of publicly traded mutual funds that may be managed by the same investment adviser, the investment performance and results of the portfolios available under the Policy may vary significantly from the investment results of such other publicly traded mutual funds.
     Read the prospectuses for the underlying portfolios together with this prospectus for more information

         The Separate Account is registered with the SEC as a unit investment trust. However, the SEC does not supervise the management or the investment practices or policies of the Separate Account or Ameritas Life. Under Nebraska law, we own the Separate Account assets, but they are held separately from our other assets and are not charged with any liability or credited with any gain on business unrelated to the Separate Account. Our Separate Account may be (i) operated as an investment management company or any other form permitted by law,
(ii) deregistered with the SEC if registration is no longer required, or (iii) combined with one or more other separate accounts. To the extent permitted by law, we also may transfer assets of the Separate Account to other accounts.

         Any and all distributions made by the underlying portfolios, with respect to the shares held by the Separate Account, will be reinvested in additional shares at net asset value. We are responsible to you for meeting the obligations of the Policy, but we do not guarantee the investment performance of any of the variable Investment Options' underlying portfolios. We do not make any representations about their future performance.

                 You bear the risk that the variable Investment
                    Options you select may fail to meet their
                 objectives, that they could decrease in value,
                       and that you could lose principal.

         Each Subaccount's underlying portfolio operates as a separate variable Investment Option, and generally the income or loss of one has no effect on the investment performance of any other. Complete descriptions of each portfolio's investment objectives and restrictions and other material information related to an investment in the variable Investment Option are contained in the prospectuses for each of the underlying portfolios which accompany this prospectus. You should read the prospectus for an underlying portfolio for more information about that portfolio, including detailed information about the portfolio's fees and expenses, investment strategy and investment objectives, restrictions, and potential risks. To get a copy of any portfolio prospectus, contact your representative or us as shown on the Table of Contents page or the last page of this prospectus.

The value of your Policy will increase or decrease based on the investment performance of the variable Investment Options you choose. The investment results of each variable Investment Option are likely to differ significantly, and vary over time. They do not earn a fixed interest rate. Please consider carefully, and on a continuing basis, which Investment Options best suit your long-term investment objectives and risk tolerance.

Ameritas Advisor VUL                   12

         The Subaccount underlying portfolios listed below are designed primarily as investments for variable annuity and variable life insurance policies issued by insurance companies. They are not publicly traded mutual funds available for direct purchase by you. There is no assurance the investment objectives will be met.

--------------------------------------------------------------------------------------------------------------------------------
                              FUND NAME                                                   INVESTMENT ADVISER
Portfolio Name - Subadviser(s)                                         Portfolio Type / Summary of Investment Objective
---------------------------------------------------------------------  ---------------------------------------------------------
                    American Century Investments                             American Century Investment Management, Inc.
---------------------------------------------------------------------  ---------------------------------------------------------
American Century VP Mid Cap Value Fund, Class I                        Long-term capital growth; income is secondary.
---------------------------------------------------------------------  ---------------------------------------------------------
                  Calvert Variable Products, Inc.*                                Calvert Investment Management, Inc.
---------------------------------------------------------------------  ---------------------------------------------------------
Calvert VP EAFE International Index Portfolio, Class I - World         Index:  MSCI EAFE Index.
Asset Management, Inc.
---------------------------------------------------------------------  ---------------------------------------------------------

Calvert VP Natural Resources Portfolio - Ameritas Investment           Capital growth.
Partners, Inc. ("AIP")
---------------------------------------------------------------------  ---------------------------------------------------------
Calvert VP S&P 500 Index Portfolio - AIP (Calvert VP SRI Strategic     Index: S&P 500 Index.
Portfolio prior to merger April 29, 2013)

---------------------------------------------------------------------  ---------------------------------------------------------
                  Calvert Variable Series, Inc.*                                  Calvert Investment Management, Inc.
---------------------------------------------------------------------  ---------------------------------------------------------
Calvert VP SRI Balanced Portfolio - Equity Portion: New                Income and capital growth.
Amsterdam Partners LLC; Fixed Income Portion: No Subadviser
---------------------------------------------------------------------  ---------------------------------------------------------
Calvert VP SRI Equity Portfolio - Atlanta Capital Management           Capital growth.
Company, LLC
---------------------------------------------------------------------  ---------------------------------------------------------


---------------------------------------------------------------------  ---------------------------------------------------------
                DFA Investment Dimensions Group Inc.                                 Dimensional Fund Advisors LP
---------------------------------------------------------------------  ---------------------------------------------------------
VA Global Bond Portfolio                                               Market rate of return for a fixed income portfolio with low relative volatility of returns.
---------------------------------------------------------------------  ---------------------------------------------------------
VA International Small Portfolio - Dimensional Fund Advisors Ltd.      Long-term capital appreciation.
 ("DFAL")and DFA Australia Limited ("DFAA")
---------------------------------------------------------------------  ---------------------------------------------------------
VA International Value Portfolio - DFAL and DFAA                       Long-term capital appreciation.
---------------------------------------------------------------------  ---------------------------------------------------------
VA Short-Term Fixed Portfolio                                          Stable real return in excess of the rate of inflation with a minimum of risk.
---------------------------------------------------------------------  ---------------------------------------------------------
VA U.S. Large Value Portfolio                                          Long-term capital appreciation.
---------------------------------------------------------------------  ---------------------------------------------------------
VA U.S. Targeted Value Portfolio                                       Long-term capital appreciation.
---------------------------------------------------------------------  ---------------------------------------------------------
                        DWS Variable Series I                                Deutsche Investment Management Americas Inc.
---------------------------------------------------------------------  ---------------------------------------------------------
DWS Capital Growth VIP Portfolio, Class A                              Long-term growth of capital.
---------------------------------------------------------------------  ---------------------------------------------------------
                       DWS Variable Series II                                Deutsche Investment Management Americas Inc.
---------------------------------------------------------------------  ---------------------------------------------------------

DWS Global Growth VIP Portfolio, Class A - Global                      Long-term capital growth.
Thematic Partners, LLC (named DWS Global Thematic VIP prior
to May 1, 2013)
---------------------------------------------------------------------  ---------------------------------------------------------
DWS Small Mid Cap Value VIP Portfolio, Class A - Dreman Value          Long-term capital appreciation.
Management, L.L.C. (named DWS Dreman Small Mid Cap Value
VIP prior to May 1, 2013)

---------------------------------------------------------------------  ---------------------------------------------------------
               Fidelity(R) Variable Insurance Products                          Fidelity Management & Research Company
---------------------------------------------------------------------  ---------------------------------------------------------
Fidelity(R) VIP Contrafund(R) Portfolio, Initial Class 1,4             Long-term capital appreciation.
---------------------------------------------------------------------  ---------------------------------------------------------
Fidelity(R) VIP Equity-Income Portfolio, Initial Class 1,4             Index:  S&P 500(R) Index.
---------------------------------------------------------------------  ---------------------------------------------------------
Fidelity(R) VIP High Income Portfolio, Initial Class 1,4               Income and growth.
---------------------------------------------------------------------  ---------------------------------------------------------
Fidelity(R) VIP Investment Grade Bond Portfolio, Initial Class 2,4     Bond.
---------------------------------------------------------------------  ---------------------------------------------------------
Fidelity(R) VIP Mid Cap Portfolio, Initial Class 1,4                   Long-term growth.
---------------------------------------------------------------------  ---------------------------------------------------------
Fidelity(R) VIP Overseas Portfolio, Initial Class 1,4                  Long-term growth.
---------------------------------------------------------------------  ---------------------------------------------------------
Fidelity(R) VIP Strategic Income Portfolio, Initial Class 1,2,3,4      Income.
--------------------------------------------------------------------------------------------------------------------------------
   Subadvisers: (1) FMR Co., Inc.; (2) Fidelity Investments Money Management, Inc.; (3) FIL Investment Advisors (UK) Limited;
                           and (4) other investment advisers serve as sub-advisers for the fund.
--------------------------------------------------------------------------------------------------------------------------------
        Franklin Templeton Variable Insurance Products Trust                            Franklin Advisers, Inc.
---------------------------------------------------------------------  ---------------------------------------------------------
Templeton Global Bond Securities Fund, Class 2                         Current income, consistent with preservation of capital, with capital appreciation as secondary.
---------------------------------------------------------------------  ---------------------------------------------------------
                     AIM Variable Insurance Funds                                       Invesco Advisers, Inc.
                  (Invesco Variable Insurance Funds)
---------------------------------------------------------------------  ---------------------------------------------------------
Invesco V.I. International Growth Fund, Series I                       Long-term growth of capital.
---------------------------------------------------------------------  ---------------------------------------------------------
                   MFS(R) Variable Insurance Trust                             Massachusetts Financial Services Company
---------------------------------------------------------------------  ---------------------------------------------------------
MFS(R) Research International Series, Initial Class                    Seeks capital appreciation.
---------------------------------------------------------------------  ---------------------------------------------------------
MFS(R) Utilities Series, Initial Class                                 Seeks total return.
---------------------------------------------------------------------  ---------------------------------------------------------

Ameritas Advisor VUL                   13

--------------------------------------------------------------------------------------------------------------------------------
                              FUND NAME                                                   INVESTMENT ADVISER
Portfolio Name - Subadviser(s)                                         Portfolio Type / Summary of Investment Objective
---------------------------------------------------------------------  ---------------------------------------------------------
                   PIMCO Variable Insurance Trust                              Pacific Investment Management Company LLC
---------------------------------------------------------------------  ---------------------------------------------------------
PIMCO CommodityRealReturn(R) Strategy Portfolio, Administrative        Seeks maximum real return.
 Class
---------------------------------------------------------------------  ---------------------------------------------------------
PIMCO Total Return Portfolio, Administrative Class                     Seeks maximum total return.
---------------------------------------------------------------------  ---------------------------------------------------------
                       Rydex Variable Trust                                              Guggenheim Investments
---------------------------------------------------------------------  ---------------------------------------------------------

Guggenheim U.S. Long Short Momentum                                    Seeks long term capital appreciation.

---------------------------------------------------------------------  ---------------------------------------------------------
Rydex Precious Metals Fund                                             Seeks to provide capital appreciation by investing in U.S.
                                                                       and foreign companies that are involved in the precious
                                                                       metals sector.
---------------------------------------------------------------------  ---------------------------------------------------------
                  T. Rowe Price Equity Series, Inc.                                 T. Rowe Price Associates, Inc.
---------------------------------------------------------------------  ---------------------------------------------------------
T. Rowe Price Blue Chip Growth Portfolio                               Seeks long-term capital growth.  Income is a secondary
                                                                       objective.
---------------------------------------------------------------------  ---------------------------------------------------------
                 Third Avenue Variable Series Trust                                   Third Avenue Management LLC
---------------------------------------------------------------------  ---------------------------------------------------------
Third Avenue Value Portfolio                                           Long-term capital appreciation.
---------------------------------------------------------------------  ---------------------------------------------------------
              The Universal Institutional Funds, Inc.                          Morgan Stanley Investment Management Inc.
---------------------------------------------------------------------  ---------------------------------------------------------
UIF Emerging Markets Equity Portfolio, Class I - Morgan Stanley        Long-term capital appreciation by investing primarily in
Investment Management Company and Morgan Stanley Investment            growth oriented equity securities of issuers in emerging
Management Limited                                                     market countries.
---------------------------------------------------------------------  ---------------------------------------------------------
                Vanguard(R) Variable Insurance Fund**                                 The Vanguard Group. Inc. 1
                                                                                Wellington Management Company, LLP 2
                                                                             Barrow, Hanley, Mewhinney & Strauss, Inc. 3
                                                                                      AllianceBernstein L.P. 4
                                                                                 William Blair & Company, L.L.C. 5
                                                                         Schroder Investment Management North America, Inc. 6
                                                                                   Baillie Gifford Overseas Ltd. 7
                                                                               Granahan Investment Management, Inc. 8
---------------------------------------------------------------------  ---------------------------------------------------------
Vanguard(R) Balanced Portfolio 2                                       Growth and Income.
---------------------------------------------------------------------  ---------------------------------------------------------
Vanguard(R) Diversified Value Portfolio 3                              Growth and Income.
---------------------------------------------------------------------  ---------------------------------------------------------
Vanguard(R) Equity Income Portfolio 1,2                                Growth and income.
---------------------------------------------------------------------  ---------------------------------------------------------
Vanguard(R) Equity Index Portfolio 1                                   Index - Growth and income.
---------------------------------------------------------------------  ---------------------------------------------------------
Vanguard(R) Growth Portfolio 4,5                                       Growth.
---------------------------------------------------------------------  ---------------------------------------------------------
Vanguard(R) High Yield Bond Portfolio 2                                Income.
---------------------------------------------------------------------  ---------------------------------------------------------
Vanguard(R) International Portfolio 6,7                                Growth.
---------------------------------------------------------------------  ---------------------------------------------------------
Vanguard(R) Mid-Cap Index Portfolio 1                                  Index - Growth and income.
---------------------------------------------------------------------  ---------------------------------------------------------
Vanguard(R) Money Market Portfolio 1                                   Money Market.
---------------------------------------------------------------------  ---------------------------------------------------------
Vanguard(R) REIT Index Portfolio 1                                     Income and Growth.
---------------------------------------------------------------------  ---------------------------------------------------------
Vanguard(R) Small Company Growth Portfolio 8                           Growth.
---------------------------------------------------------------------  ---------------------------------------------------------
Vanguard(R) Total Bond Market Index Portfolio 1                        Index - Bonds.
---------------------------------------------------------------------  ---------------------------------------------------------
Vanguard(R) Total Stock Market Index Portfolio 1                       Index:  S&P Total Market Index.
---------------------------------------------------------------------  ---------------------------------------------------------

*    These funds are part of Ameritas Mutual Holding Company ("Ameritas"), the ultimate parent of Ameritas Life.  The funds'
investment adviser and Ameritas Investment Partners, Inc. (named Summit Investment Advisors, Inc. prior to May 1, 2013) are indirect subsidiaries of Ameritas.  Calvert Investment Distributors, Inc., the underwriter for these funds, is also an indirect subsidiary of Ameritas.

**   Vanguard is a trademark of The Vanguard Group, Inc.

o       Adding, Deleting, or Substituting Variable Investment Options
        We do not control the Subaccounts' underlying portfolios, so we cannot guarantee that any of the portfolios will always be available.

        We retain the right to change the investments of the Separate Account, and to eliminate the shares of any Subaccount's underlying portfolio and substitute shares of another series fund portfolio if the shares of an underlying portfolio are no longer available for investment or if, in our judgment, investment in the portfolio would be inappropriate in view of the purposes of the Separate Account. We may add new Separate Account underlying portfolios or eliminate existing underlying portfolios, when, in our sole discretion, conditions warrant a change. In all of these situations, we will receive any necessary SEC and state approval before making any such change.

Ameritas Advisor VUL                   14

        Our Separate Account may be (i) operated as an investment management company or any other form permitted by law, (ii) deregistered with the SEC if registration is no longer required, or (iii) combined with one or more other separate accounts. To the extent permitted by law, we also may transfer assets of the Separate Account to other accounts. Where permitted by applicable law, we reserve the right to remove, combine or add Subaccounts. Subaccounts may be closed to new or subsequent transfers or allocations. We will receive any necessary SEC and state approval before making any of these changes.

        We will notify you of any changes to the variable investment options.

o       Resolving Material Conflicts - Underlying Investment Interests
        In addition to serving as underlying portfolios to the Subaccounts, the portfolios are available to registered separate accounts of other insurance companies offering variable annuity and variable life insurance contracts. We do not currently foresee any disadvantages to you resulting from the fund companies selling portfolio shares to fund other products. However, there is a possibility that a material conflict of interest may arise between Policy Owners and the owners of variable contracts issued by other companies whose values are allocated to one of the portfolios. Shares of some of the portfolios may also be sold to certain qualified pension and retirement plans qualifying under section 401 of the Internal Revenue Code. As a result, there is a possibility that a material conflict may arise between the interests of Owners or owners of other contracts (including contracts issued by other companies), and such retirement plans or participants in such retirement plans. In the event of a material conflict, we will take any necessary steps to resolve the matter, including removing that portfolio as an underlying investment option of the Separate Account. The Board of Directors of each fund company will monitor events in order to identify any material conflicts that may arise and determine what action, if any, should be taken in response to those events or conflicts. See the accompanying prospectuses of the portfolios for more information. (Also see the Transfers section, Omnibus Orders.)

o       Voting Rights
        As a Policy Owner, you may have voting rights in the portfolios whose shares underlie the Subaccounts in which you invest. You will receive proxy material, reports, and other materials relating to each underlying portfolio in which you have voting rights. If you send us written voting instructions, we will follow your instructions in voting the portfolio shares attributable to your Policy. If you do not send us written instructions, we will vote those shares in the same proportions as we vote the shares for which we have received instructions from other Policy owners. We will vote shares that we hold in the same proportions as we vote the shares for which we receive instructions from other Policy owners. It is possible that a small number of Policy owners can determine the outcome of a voting proposal. The underlying portfolios may not hold routine annual shareholder meetings.

        FIXED ACCOUNT INVESTMENT OPTION

        The Policy has one fixed interest rate option ("Fixed Account"), where we bear the investment risk. We guarantee that you will earn a minimum interest rate that will yield at least 3.0% per year, compounded annually. We may declare a higher current interest rate. However, you bear the risk that interest will remain at the minimum guaranteed rate for the life of the Policy.

         Net Premiums allocated to and transfers to the Fixed Account under the Policy become part of our general account assets, which support annuity and insurance obligations. The general account includes all of our assets, except those assets segregated in separate accounts. We have sole discretion to invest the assets of the general account, subject to applicable law, and we bear the risk that assets in the Fixed Account will perform better or worse than the interest we pay. Assets in the Fixed Account are subject to claims by creditors of the company. The focus of this prospectus is to disclose the Separate Account aspects of the Policy.

All amounts allocated to the Fixed Account become assets of our general account. The general account has not been registered with the SEC and is not subject to SEC regulation. Therefore, SEC staff have not reviewed the Fixed Account disclosures in this prospectus.

         TRANSFERS

         The Policy is designed for long-term investment. Excessive transfers such as those triggered by market timing services or other large or frequent transfers could harm other Policy owners by having a detrimental effect on investment portfolio management. In addition to the right of each portfolio to impose redemption fees on short-term trading, we may reject any specific premium allocation or transfer request, if in the judgment of a Subaccount portfolio investment adviser, a Subaccount portfolio would be unable to invest effectively in accordance with its investment objectives and policies, or if Policy Owners would otherwise potentially be adversely affected.

Ameritas Advisor VUL                   15

         We consider any transfer of money out of a Subaccount within 60 days of a purchase to be evidence of possible market timing. We will not execute such a trade until we provide the underlying portfolio's investment adviser with information about it for an opportunity to evaluate the transfer pursuant to the investment adviser's own standards, as stated in the Subbacount's underlying portfolio prospectus. Ultimately the portfolio's investment adviser has the authority to make the determination whether or not to accept a transfer.

         Subject to restrictions prior to the Right to Examine Transfer Date, you may transfer Account Value from one Subaccount to another, from the Separate Account to the Fixed Account, or from the Fixed Account to any Subaccount, subject to these rules:

         Transfer Rules:
          o A transfer is considered any single request to move assets between one or more Investment Options.
          o We must receive notice of the transfer request by either Written Notice, an authorized telephone transaction, or by Internet when available. Our Trading Unit facsimile number is 402-467-7923. Transfers will be processed on the Business Day they are received by our Trading Unit if received before close of the New York Stock Exchange (usually 3:00 p.m. Central Time). Request for Rydex transfers must be received by 2:30 p.m. Central Time to be processed the same day. The 2:30 Central Time cut-off applicable to Rydex subaccount transfers applies only to transfers. All other transaction requests must be received prior to NYSE close for same day processing. You must be available to receive a confirmation telephone call for any faxed transfer requests sent to us, or your trade may not be processed until it is confirmed.
          o The transferred amount must be at least $250, or the entire Subaccount or Fixed Account value if it is less. (If the Account Value remaining in a Subaccount after a transfer will be less than $100, we will include that Account Value in the amount transferred.)
               - If the Dollar Cost Averaging systematic transfer program is used, then the minimum transfer amount out of a Subaccount or the Fixed Account is the lesser of $250 or the balance in the Subaccount or Fixed Account. Under this program, the maximum amount that may be transferred from the Fixed Account each month is 1/36th of the value of the Fixed Account at the time the Dollar Cost Averaging program is established. While a Dollar Cost Averaging program is in effect, elective transfers out of the Fixed Account are prohibited.
               - The Portfolio Rebalancing and Earnings Sweep systematic transfer programs have no minimum transfer limits.
          o The first 15 transfers each Policy year are free. Thereafter, transfers may result in a $10 charge for each transfer. See the CHARGES section of this prospectus for information about this charge. This fee is not subtracted from the amount of the transfer. Transfers under any systematic transfer program do count toward the 15 free transfers limit.
          o A transfer from the Fixed Account (except made pursuant to a systematic transfer program):
               -    may be made only once each Policy year;
               -    may be delayed up to six months;
               -    is limited during any Policy year to the greatest of:
                    - 25% of the Account Value in the Fixed Account on the date of the transfer;
                    - the amount of any Fixed Account transfer that occurred during the prior 13 months; and,
                    -    $1,000.
          o We reserve the right to limit transfers, or to modify transfer privileges, and we reserve the right to change the transfer rules at any time. We and the investment advisers consider market timing strategies, programmed transfers or transfers that are large in relation to the total assets of an Investment Option's underlying portfolio as disruptive. We may react to disruptive transfers by, among other things, restricting the availability of personal telephone requests, facsimile transmissions, automated telephone services, Internet services or any electronic transfer service. We may also refuse to act on transfer instructions of an agent acting under a power of attorney or otherwise who is acting on behalf of one or more Owners. In making these determinations, we may consider the combined transfer activity of annuity contracts and life insurance policies that we believe are under common ownership, control or direction. Certain investment advisers, such as for Rydex, may permit short-term trading within their portfolios and will have disclosed this practice in their prospectuses.
          o Rydex Subaccount transfers received later than 2:30 p.m. Central Time are processed the next Business Day.
          o If the Account Value in any Subaccount falls below $100, we may transfer the remaining balance, without charge, proportionately to the remaining investment options you selected in your latest allocation instructions. We will notify you when such a transfer occurs. You may, within 60 days of the date of our notice, reallocate the amount transferred, without charge, to another investment option.
          o In the event you authorize telephone or Internet transfers, we are not liable for telephone or Internet instructions that we in good faith believe you authorized. We will employ reasonable procedures to confirm that instructions are genuine.

Ameritas Advisor VUL                   16

         Omnibus Orders
         Purchase and redemption orders received by the portfolios generally are "omnibus" orders from intermediaries such as retirement plans and separate accounts funding variable insurance products. The omnibus orders reflect the aggregation and netting of multiple orders from individual retirement plan participants and individual owners of variable insurance products. The omnibus nature of these orders may limit the ability of the portfolios to apply their respective disruptive trading policies and procedures. We cannot guarantee that the portfolios will not be harmed by transfer activity relating to the retirement plans or other insurance companies that may invest in the portfolios. These other insurance companies are responsible for their own policies and procedures regarding frequent transfer activity. If their policies and procedures fail to successfully discourage harmful transfer activity, it will affect other owners of portfolio shares, as well as the owners of all variable life insurance or variable annuity contracts, including ours, whose variable investment options correspond to the affected portfolios. In addition, if a portfolio believes that an omnibus order that we submit may reflect one or more transfer requests from Owners engaged in disruptive trading, the portfolio may reject the entire omnibus order and thereby delay or prevent us from implementing your request.

         Time Period for Special Transfer
         At any time within 24 months of the Policy Date, you may request a transfer of the entire Account Value in the Subaccounts to the Fixed Account without incurring a transfer charge.

         THIRD PARTY SERVICES
         Where permitted and subject to our rules (including those Transfer Rules above regarding rejection of a transfer request), we may accept your authorization to have a third party (such as your sales representative or someone else you name) exercise transfers or investment allocations on your behalf. Third-party transfers and allocations are subject to the same rules as all other transfers and allocations. You can make this election on the application or by sending us Written Notice on a form provided by us. Please note that any person or entity you authorize to make transfers or allocations on your behalf, including any investment advisory, asset allocation, money management or timing service, does so independently from any agency relationship they may have with us for the sale of the Policies. They are accountable to you alone for such transfers or allocations. We are not responsible for such transfers or allocations on your behalf, or recommendations to you, by such third-party services. You should be aware that charges charged by such third parties for their service are separate from and in addition to charges paid under the Policy.

         DISRUPTIVE TRADING PROCEDURES

Organizations or individuals that use market timing investment strategies and make frequent or other disruptive transfers should not purchase the Policy, unless such transfers are limited to Subaccounts whose underlying portfolio prospectuses specifically permit such transfers.

         The Policy is not designed to serve as a vehicle for frequent trading in response to short-term fluctuations in the market. Such frequent trading, programmed transfers, or transfers that are large in relation to the total assets of a Subaccount's underlying portfolio can disrupt management of a Subaccount's underlying portfolio and raise expenses. This in turn can hurt the performance of an affected Subaccount and therefore hurt your Policy's performance. The risks and harmful effects of disruptive trading include:

          o dilution of the interests of long-term investors in a separate account if market timers manage to transfer into a portfolio at prices that are below the true value or to transfer out of the portfolio at prices that are above the true value of the portfolio's investments (some market timers attempt to do this through methods known as "time-zone arbitrage" and "liquidity arbitrage");

          o reduced investment performance due to adverse effects on portfolio management by:

               - impeding a portfolio investment adviser's ability to sustain an investment objective;
               - causing the portfolio to maintain a higher level of cash than would otherwise be the case;
               - causing a portfolio to liquidate investments prematurely (or otherwise at an inopportune time) in order to pay withdrawals or transfers out of the portfolio; and
          o increased costs to you in the form of increased brokerage and administrative expenses. These costs are borne by all Policy owners invested in those separate accounts, not just those making the transfers.

         Policy Owners should be aware that we are contractually obligated to provide, at the portfolio investment adviser's request, Policy Owner transaction data relating to trading activities, including tax identification numbers and other identifying information contained in our records to assist in identifying any pattern or frequency of Subaccount transfers that may violate the portfolio's trading policies. We are obligated to follow each portfolio investment adviser's instructions regarding enforcement of their trading policy. On receipt of written instructions

Ameritas Advisor VUL                   17
from a portfolio investment adviser, we will restrict or prohibit further purchases or transfers by Policy Owners identified as having engaged in transactions that violate the portfolio's trading policies. We are not authorized to grant exceptions to an underlying portfolio's trading policy. Please refer to each portfolio's prospectus for more information on its trading policies.

         We reserve the right to reject or restrict, in our sole discretion, transfers initiated by a market timing organization or individual or other party authorized to give transfer instructions. We further reserve the right to impose restrictions on transfers that we determine, in our sole discretion, will disadvantage or potentially hurt the rights or interests of other Policy owners. Restrictions may include changing, suspending or terminating telephone, online and facsimile transfer privileges. We will enforce any Subaccount underlying portfolio investment adviser's restrictions imposed upon transfers considered by the portfolio investment adviser to be disruptive. Our disruptive trading procedures may vary from Subaccount to Subaccount, and may also vary due to differences in operational systems and contract provisions. However, any Subaccount restrictions will be uniformly applied; we do not make special arrangements or grant exceptions or waivers to accommodate any persons or class of persons with regard to these procedures.

         There is no assurance that the measures we take will be effective in preventing market timing or other excessive transfer activity. Our ability to detect and deter disruptive trading and to consistently apply our disruptive trading procedures may be limited by operational systems and technological limitations. The discretionary nature of our disruptive trading procedures may result in some Policy owners being able to market time, while other Policy owners bear the harm associated with timing. Also, because other insurance companies and retirement plans may invest in Subaccount underlying portfolios, we cannot guarantee that Subaccount underlying portfolios will not suffer harm from disruptive trading within contracts issued by them. Certain Subaccount underlying portfolios, such as the Rydex Subaccounts, may permit short-term trading and will have disclosed this practice in their portfolio's prospectus.

         Excessive Transfers
         We reserve the right to restrict transfers if we determine you are engaging in a pattern of transfers that may disadvantage Policy Owners. In making this determination, we will consider, among other things:
          o    the total dollar amount being transferred;
          o    the number of transfers you make over a period of time;
          o whether your transfers follow a pattern designed to take advantage of short term market fluctuations, particularly within certain Subaccount underlying portfolios;
          o whether your transfers are part of a group of transfers made by a third party on behalf of individual Policy Owners in the group; and
          o the investment objectives and/or size of the Subaccount underlying portfolio.

         Third Party Traders
         We reserve the right to restrict transfers by any firm or any other third party authorized to initiate transfers on behalf of multiple Policy Owners if we determine such third party trader is engaging in a pattern of transfers that may disadvantage Policy Owners. In making this determination, we may, among other things:
          o    reject the transfer instructions of any agent acting under a power of attorney on behalf of more than one Policy Owner, or
          o    reject the transfer or exchange instructions of individual Policy
               Owners who have executed transfer forms which are submitted by market timing firms or other third parties on behalf of more than one Policy Owner.

         We will notify affected Policy Owners before we limit transfers, modify transfer procedures or refuse to complete a transfer. Transfers made pursuant to participation in a dollar cost averaging, portfolio rebalancing, earnings sweep or asset allocation program are not subject to these rules. See the sections of the prospectus describing those programs for the rules of each program.

         SYSTEMATIC TRANSFER PROGRAMS
         Transfers under any systematic transfer program do count toward the 15 free transfers limit. We reserve the right to alter or terminate any systematic transfer program upon thirty days advance written notice. Only one systematic transfer program may be utilized at a time.

o        Dollar Cost Averaging Program
         Dollar Cost Averaging allows you to automatically transfer, on a periodic basis, a set dollar amount or percentage from the Money Market Subaccount or the Fixed Account to any other Subaccount(s) or the Fixed Account. Requested percentages are converted to a dollar amount. You can begin Dollar Cost Averaging when you

Ameritas Advisor VUL                   18
purchase the Policy or later. You can increase or decrease the amount or percentage of transfers or discontinue the program at any time. Dollar Cost Averaging is intended to limit loss by resulting in the purchase of more Accumulation Units when a portfolio's value is low, and fewer units when its value is high. However, there is no guarantee that such a program will result in a higher Account Value, protect against a loss, or otherwise achieve your investment goals.

         Dollar Cost Averaging Rules:
          o There is no additional charge for the Dollar Cost Averaging program.
          o We must receive notice of your election and any changed instruction - either by Written Notice or by telephone transaction instruction.
          o    Automatic transfers can only occur monthly.
          o The minimum transfer amount out of the Money Market Subaccount or the Fixed Account is the lesser of $250 or the balance in the Subaccount or Fixed Account. Under this program, the maximum amount that may be transferred from the Fixed Account each month is 1/36th of the Fixed Account value at the time Dollar Cost Averaging is established. While a Dollar Cost Averaging program is in effect, elective transfers out of the Fixed Account are prohibited. There is no maximum transfer amount limitation applicable to any of the Subaccounts.
          o Dollar Cost Averaging program transfers cannot begin before the Right to Examine Transfer Date.
          o You may specify that transfers be made on the 1st through the 28th day of the month. Transfers will be made on the date you specify (or if that is not a Business Day, then on the next Business Day). If you do not select a date, the program will begin on the next Monthly Date following the Right to Examine Transfer Date.
          o You can limit the number of transfers to be made, in which case the program will end when that number has been made. Otherwise, the program will terminate when the amount remaining in the Money Market Subaccount or the Fixed Account is less than $100.
          o Dollar Cost Averaging is not available when the Portfolio Rebalancing Program is elected.

o        Portfolio Rebalancing Program
         The Portfolio Rebalancing program allows you to rebalance your Account Value among designated Subaccounts only as you instruct. You may change your rebalancing allocation instructions at any time. Any change will be effective when the next rebalancing occurs.

         Portfolio Rebalancing Program Rules:
          o There is no additional charge for the Portfolio Rebalancing program.
          o    The Fixed Account is excluded from this program.
          o You must request the rebalancing program, give us your rebalancing instructions, or request to end this program either by Written Notice or by telephone transaction instruction.
          o You may have rebalancing occur quarterly, semi-annually or annually.
          o Portfolio Rebalancing is not available when the Dollar Cost Averaging Program is elected.

o        Earnings Sweep Program
         The Earnings Sweep program allows you to rebalance your Account Value by automatically allocating earnings from your Subaccounts among designated Investment Options (Subaccounts or the Fixed Account), either based on your original Policy allocation of premiums or pursuant to new allocation instructions. You may change your Earnings Sweep program instructions at any time. Any change will be effective when the next sweep occurs.

         Earnings Sweep Program Rules:
          o    There is no additional charge for the Earnings Sweep program.
          o    The Fixed Account is included in this program.
          o You must request the Earnings Sweep program, give us your allocation instructions, or request to end this program either by Written Notice or by telephone transaction instruction.
          o You may have your earnings sweep quarterly, semi-annually or annually.

         ASSET ALLOCATION PROGRAM

         We may offer an asset allocation program using models. However, you have the ability to construct your own asset allocation plan from among the investment options available in your Policy. Asset allocation programs using models are intended to match model risk tolerance and investment objectives with the investment options available in your Policy. We also obtain research and business support services relating to models from unaffiliated consultants.

Ameritas Advisor VUL                   19

         To assist you in your selection of an asset allocation model, our Asset Allocation Program (the "Program") uses fund-specific model recommendations developed by our affiliate, Ameritas Investment Partners, Inc. ("AIP")(named Summit Investment Advisors, Inc. prior to May 1, 2013), who selects the specific funds to populate each model from those available in the product. These recommendations are developed pursuant to an agreement between Ameritas Life and AIP. We also obtain research and business support services relating to models from unaffiliated consultants. We pay for these consultant services, at no additional cost to the Policy Owners. The Program consists of five models, ranging from aggressive to conservative.

         To participate in the Program:
          o AIC will serve as your investment adviser fiduciary for the Program solely for purposes of development of the models and periodic updates to the models. You must give AIC your written consent and discretionary authority for AIC to give us instructions to allocate your premiums (or, for an existing Policy, Policy value) pursuant to the allocations of the model you select. AIC will also periodically instruct us to change your allocations consistent with any changes to the model made by AIC as recommended by AIP. AIC has no discretionary authority to execute any other transfers for your Policy.

          o    You must complete the Asset Allocation questionnaire.
          o You must allocate all of your Policy value to one asset allocation model. We must receive notice of your asset allocation model election by Written Notice before we can begin a Program for you. Only you can select which model is best for you. The Asset Allocation questionnaire can be an aid, but neither it nor AIC will make this decision for you. You may wish to consult with your own financial professional to determine whether participation in the Program is best for you, and if so, which model is most suitable.
          o Each quarter we will automatically rebalance the Subaccount values to be consistent with the allocation percentages for the Program model that you selected. Such rebalancing will be disclosed in quarterly statements to you. Performance of each model is updated daily on our website and is available upon request.

          o At least annually, AIC will re-evaluate and may make changes to each investment level model based upon AIP's recommendations. When AIC updates the models, we will send you written notice of the updated models at least 30 days in advance of the date the updated models are to be effective. If you wish to accept the changes in your selected model, you will not need to take any action, as your Policy value and any subsequent premium will be automatically reallocated pursuant to the updated model. If you do not wish to accept the changes to your selected model, you can change to a different model or withdraw from the Program.

          o If you are currently participating in a Program model and you make changes to your allocations outside the model, you will not receive future notifications of model changes. You will then be considered as having withdrawn from the Program and as having cancelled your relationship with AIC for purposes of implementing the Program with your Policy. For this reason, you will not be able to execute trades online if you participate in the Program. You will be required to talk to a Service Center representative if you are in the Program, but wish to make a transfer or trade. The Service Center representative will explain to you, prior to executing any telephone transaction, that your election to execute a trade will result in the discontinuance of the Program for your Policy.
          o If participation in the Program terminates, including by death of the Owner, Policy value will not be reallocated automatically if the model is changed, and thus will not reflect the most current allocation recommendations. Any additional premiums received after the death of the owner will be returned.

         Potential Conflicts of Interest

         AIC and AIP may be subject to competing interests that have the potential to influence their decision making with regard to the models. AIC is compensated by us as principal underwriter for the Policies. AIP is compensated by us for its fund-specific model recommendations, and its ongoing oversight of the available investment options. We may receive fees for administrative services from other portfolios in the models. This additional compensation and related responsibilities may create conflicts of interest as AIC determines what portfolios should be in the models. Also, Calvert Variable Products, Inc. and Calvert Variable Series, Inc. (the "Calvert Funds"), which are part of the Ameritas Mutual Holding Company and therefore are affiliated with us, have portfolios offered through the Policy. The Calvert Funds are advised by Calvert Investment Management, Inc. ("CIM"), an affiliate of ours, and certain of the Calvert Funds are subadvised by AIP. CIM and AIP are compensated for advisory oversight, subadvisory, and administrative services. Calvert Fund portfolios may or may not be included in the models. AIP may have an incentive to recommend certain portfolios that have administrative, advisory or subadvisory services provided by CIM and AIP. As a result of the competing interests the affiliated parties face in this Program, there is an increased potential risk of a conflict of interest in these arrangements.

Ameritas Advisor VUL                   20

         There is no additional charge for selecting the Program. Although asset allocation programs are intended to mitigate investment risk, there is a risk that investing pursuant to a model will still lose value. For information about risks of participating in the Program and more detail about the Program, including more information about conflicts of interest, ask for a copy of this prospectus' Statement of Additional Information. More information about AIC's role as investment adviser for the Program is available on AIC's Form ADV Part 2A, Appendix 1, which is delivered to you at the time you subscribe to the Program. We may modify the Asset Allocation Program at any time. We also may discontinue the Asset Allocation Program at any time.

OTHER IMPORTANT POLICY INFORMATION
--------------------------------------------------------------------------------

         POLICY APPLICATION AND ISSUANCE

         The Insured must not be older than age 80 on the Insured's birthday nearest to the Policy Date. The minimum initial Specified Amount of life insurance is $100,000. We may reduce the initial Specified Amount for Policies issued in connection with group or sponsored arrangements. See the Special Arrangements section, below, for details. To purchase a Policy, you must submit an application, at least the Initial Premium (see below), and provide evidence of the proposed Insured's insurability satisfactory to us. Before accepting an application, we conduct underwriting to determine insurability. We reserve the right to reject any application or premium. If we issue a Policy, insurance coverage will be effective as of the Policy Date.

Replacing an existing life insurance policy is not always your best choice. Evaluate any replacement carefully.

         When you apply for your Policy, you will choose one of three death benefit options, which will be used to determine the death benefit.

o        Application in Good Order
          o All application questions must be answered, but particularly note these requirements:
          o The Owner's and Insured's full name(s), Social Security number (tax identification number for a business or trust Owner), date of birth, and certain other required information must be included.
          o Your premium allocations must be complete, be in whole percentages, and total 100%.
          o    Initial Premium requirements must be met (see below).
          o Your signature and your agent's signature (if applicable) must be on the application.
          o City, state and date the application was signed must be completed.
          o You must provide all information required for us to underwrite your application (including health and medical information about the Insured, and other information we consider relevant).
          o Please give us your email address to facilitate receiving updated Policy information by electronic delivery.
          o There may be forms in addition to the application required by law or regulation, especially when a replacement of other coverage is involved.
          o Your agent (if applicable) must be both properly licensed and appointed with us.

o        Premium Requirements
         Your premium checks should be made payable to "Ameritas Life Insurance Corp." We reserve the right to reject any premiums. We may postpone crediting payment of your initial premium made by personal check until the check has been honored by your bank. Payment by certified check, banker's draft, or cashier's check will be promptly applied. Under our electronic fund transfer program, you may select a monthly payment schedule for us to automatically deduct premiums from your bank account or other sources.

         Initial Premium
          o At least the Monthly Deduction times the number of months between the Policy Date and the date the Policy is issued plus one month.
         Additional Premiums
          o Payment of additional premiums is flexible, but must be enough to cover Policy charges.
          o If a premium increases the Net Amount at Risk, it is subject to evidence of the Insured's continued insurability and our underwriting requirements as to the amount of the increase.
          o    Planned Periodic Premiums may be paid annually, semi-annually, quarterly, or monthly. You may change your Planned Periodic
               Premium, subject to our approval. Because Account Value can fluctuate depending upon the performance of your selected variable Investment Options, payment of your Planned Periodic Premiums does not guarantee that your Policy will remain in force. Your Policy can lapse even if you pay all Planned Periodic Premiums on time.
          o If there is a Policy loan, you should identify any payment intended to reduce a loan as a loan repayment; otherwise it will be treated as a premium and added to the Account Value.
          o We reserve the right to limit premiums or refund any values so the Policy qualifies as life insurance under the federal Internal Revenue Code.

Ameritas Advisor VUL                   21

o        Allocating Premium
         You may allocate your premiums among the variable Investment Options (the Subaccounts) and the Fixed Account option. The initial allocation instructions in your Policy application will be used for additional premiums until you change your allocation instructions.
          o    Allocations must be in whole percentages, and total 100%.
          o You may change your allocation by sending us Written Notice or through an authorized telephone transaction. The change will apply to premiums received on or after the date we receive your Written Notice or authorized telephone transaction.
          o All premiums will be allocated pursuant to your instructions on record with us, except your initial premium and any additional premiums received prior to your Policy's Right to Examine Transfer Date.

         Prior to the Right to Examine Transfer Date, we will hold your initial Net Premium and any additional Net Premiums in the Money Market Subaccount. On the Right to Examine Transfer Date, we will invest your Account Value, which will include investment performance results, in the Investment Options pursuant to your application allocation instructions. If, by the Right to Examine Transfer Date, you decide to cancel your Policy, we will refund the premiums paid minus Policy Debt and partial withdrawals.

         Until your Policy is issued, premium payments we receive are held in our general account.

         ACCOUNT VALUE

         On your Policy's Issue Date, Account Value (or "Policy value" or "Accumulation Value") equals your initial Net Premium (premium less the Percent of Premium Charge) minus any Monthly Deductions since the Policy Date. On any Business Day thereafter, your total Account Value equals the sum of Account Value in the Separate Account variable Investment Options, the Fixed Account, and the loan account, plus any Net Premium received that Business Day, but not yet allocated.

         Separate Account Value
         Premiums or transfers allocated to Subaccounts are accounted for in Accumulation Units. The Account Value held in the Separate Account Subaccounts on any Business Day is determined by multiplying each Subaccount's unit value by the number of Accumulation Units held in that Subaccount. We will determine the value of the assets of each Subaccount at the close of trading on the New York Stock Exchange on each Business Day.

         The unit value of each Subaccount reflects the investment performance of that Subaccount. The unit value of each Subaccount on any Business Day equals the unit value of the Subaccount on the previous Business Day multiplied by the net investment factor for the Subaccount. The net investment factor for each Subaccount can be determined on any Business Day by using the following calculation:
          o the net asset value per share of the Subaccount's underlying portfolio as of the end of the current Business Day, plus the per share amount of any dividend or capital gain distribution paid by that underlying portfolio since the previous Business Day, plus the per share amount of any taxes payable by the Separate Account; divided by
          o the net asset value per share of the Subaccount's underlying portfolio as of the end of the previous Business Day, minus
          o    the daily risk charge.

         When transactions are made to or from a Subaccount, the actual dollar amounts are converted to Accumulation Units. The number of Accumulation Units for a transaction is equal to the dollar amount of the transaction divided by the Accumulation Unit value on that Business Day. Each transaction described below will increase or decrease your Accumulation Units.

         The number of Accumulation Units in a Subaccount will increase when:
          o    Net Premiums are credited to it; or
          o amounts are transferred to it from other Subaccounts, the Fixed Account, or the loan account.

         The number of Accumulation Units in a Subaccount will decrease when:
          o partial withdrawals (and any partial withdrawal charges) are taken from it;
          o    Monthly Deductions are taken from it;
          o    transfer charges are taken from it; or
          o amounts are transferred out of it into other Subaccounts, the Fixed Account, or the loan account.

         An investment in money market funds is neither insured nor guaranteed by the U.S. Government. There can be no assurance that the funds will be able to maintain a stable net asset value of $1.00 per share.

Ameritas Advisor VUL                   22

o        Fixed Account Value
         The Account Value of the Fixed Account on any Business Day equals:
          o    Net Premiums credited to the Fixed Account; plus
          o any transfers from the Subaccounts or the loan account to the Fixed Account; plus
          o    interest credited to the Fixed Account; minus
          o any partial withdrawal (and partial withdrawal charge) taken from the Fixed Account; minus
          o the Fixed Account's share of any Monthly Deductions from Account Value; minus
          o    any transfer charges taken from the Fixed Account; minus
          o amounts transferred from the Fixed Account to the Subaccounts or the loan account.

         Loan Account Value
         The Account Value in the loan account on any Business Day equals:
          o    amounts transferred to the loan account from the Investment
               Options (the Subaccounts and the Fixed Account); plus
          o    interest credited to the loan account; minus
          o amounts transferred from it into the Investment Options. (Also see DEFINED TERMS for the definition of "Policy Debt.")

         TELEPHONE TRANSACTIONS

Telephone Transactions Permitted
o    Transfers among Investment Options.
o    Establish systematic transfer programs.
o    Change premium allocations.

How to Authorize Telephone Transactions
o Upon your authorization on the Policy application or in Written Notice to us, you, your registered representative or a third person named by you may do telephone transactions on your behalf. You bear the risk of the accuracy of any designated person's instructions to us.

Telephone Transaction Rules
o Must be received by close of the New York Stock Exchange ("NYSE") (usually 3 p.m. Central Time); if later, the transaction will be processed the next day the NYSE is open. Rydex Subaccount transactions must be received by 2:30 p.m. Central Time for same day processing. The 2:30 Central Time cut-off applicable to Rydex subaccount transfers applies only to transfers. All other transaction requests must be received prior to NYSE close for same day processing.
o    Calls will be recorded for your protection.
o For security, you or your authorized designee must provide your Social Security number and/or other identification information.
o    May be discontinued at any time as to some or all Owners.

We are not liable for following telephone transaction instructions we reasonably believe to be genuine.

         ELECTRONIC DELIVERY AND COMMUNICATIONS

         You may access certain documents relating to the Policy and Subaccounts electronically. Current prospectuses and reports for the Policy and Subaccounts are available on our website, and updated prospectuses are posted on or about May 1 of each year. Prospectuses may be supplemented throughout the year, and copies of all supplements are also available on our website. We post annual reports on our website shortly after March 1 each year.

         We may make other documents available to you electronically through the email address that you provide to us. When electronic delivery becomes available, and upon your election to receive information online, we will notify you when a transaction pertaining to your Policy has occurred or a document impacting your Policy or the Subaccounts has been posted. In order to receive your Policy documents online you should have regular and continuous Internet access.

         MISSTATEMENT OF AGE OR GENDER

         If an Insured's age or gender has been misstated on the application, an adjustment will be made to reflect the correct age and gender. If the misstatement is discovered at death, the Policy death benefit and any additional benefits provided will be adjusted based on what the cost of insurance rate as of the most recent Monthly Date would have purchased at the Insured's correct age and gender. If the misstatement is discovered prior to death, the Cash Surrender Value will be adjusted, based on the Insured's correct age and gender, to reflect the expense charges, and cost of insurance rates from the Policy Date.

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
         SUICIDE

         We will terminate the Policy and give back the premiums received, less any partial withdrawals and Policy Debt, if the Insured, while sane or insane, commits suicide within two years (one year in Colorado, Missouri, and North Dakota) after the date the Policy was issued. In Montana, the amount we will return will be the premiums received, less any partial withdrawals and Policy Debt, as stated above, or if greater, we will return the reserve determined according to the commissioner's reserve valuation method. We will pay only the Monthly Deductions for an increase in Specified Amount of insurance if the Insured, while sane or insane, commits suicide within two years (one year in Colorado, Missouri, and North Dakota) after the effective date of any increase.

         INCONTESTABILITY

         We will not contest the Policy, in the absence of fraud, after it has been in force while the Insured is alive for two years from the Issue Date, nor will we contest any increased benefits later than two years after the effective date of such increase. If you did not request the increase or if evidence of insurability was not required, we will not contest the increase. Increased benefits, for the purposes of this provision, shall include any favorable Policy changes you request. If the Policy is reinstated, the incontestable period will start over again beginning on the reinstatement date, but only for statements made in the application for reinstatement. Riders to the Policy may have separate incontestability provisions.

         ASSIGNMENT

         You may assign your Policy by giving Written Notice. We will not be responsible for the validity of an assignment. We will not be liable for any payments we make or actions we take before we receive Written Notice of an assignment. An assignment is subject to any Policy Debt.

         LAPSE AND GRACE PERIOD

o        Lapse

         Because Account Value can fluctuate depending upon the performance of your selected variable Investment Options, your Policy can lapse, even if you pay all Planned Periodic Premiums on time.

           Lapse of the Policy may result in adverse tax consequences. See discussion at Tax Treatment of Loans and Other Distributions.

         This Policy will lapse with no value when the Policy's Cash Surrender Value is not enough to cover any due but unpaid charges.

o        Grace Period

         If the Cash Surrender Value on any Monthly Date is less than the Monthly Deduction for the next Policy month, you will have a 61-day grace period to make a premium payment to continue your Policy. The minimum premium to continue the Policy is the amount which will result in the Cash Surrender Value on the date the grace period began being equal to the current Monthly Deduction plus the next two Monthly Deductions. At the start of the grace period, we will mail a notice of the minimum premium necessary to keep the Policy in force to you at your current address on record with us and to any assignee on record. Insurance coverage continues during the grace period. If sufficient premium is not paid by the end of the grace period, the Policy will terminate without value as of the first day of the grace period. If the Insured dies during the grace period, we will deduct outstanding Policy Debt and Policy charges due but not paid from the death benefit proceeds payable.

         REINSTATEMENT

         If the Policy lapses because a grace period ended without a sufficient payment being made, you may reinstate it within five years of the date of lapse, so long as the Insured is Attained Age 80 or less. To reinstate, we must receive:
          o    Written application signed by you and the Insured;
          o Evidence of the Insured's insurability satisfactory to us, and the insurability of any insured covered under an optional benefit rider;
          o    Premium at least equal to (a + b - c) divided by (d) where:
               (a) is the sum of all due and unpaid Monthly Deductions during the grace period;
               (b) is the sum of Monthly Deductions for three months from the date of reinstatement;
               (c)  is the Account Value at the beginning of the grace period;
                    and
               (d)  is one minus the premium charge.
          o    Repayment or reinstatement of any outstanding Policy Debt.

         The effective date of reinstatement will be the Monthly Date on or next following the date the reinstatement is approved.

Ameritas Advisor VUL                   24

         The Account Value on the date of reinstatement will equal the Net Premium paid to reinstate the Policy; plus the Account Value at the beginning of the grace period; minus the sum of the due and unpaid Monthly Deductions during the grace period.

         The Policy cannot be reinstated once it has been fully surrendered.

         DELAY OF PAYMENTS OR TRANSFERS

         We will usually pay any amounts from the Separate Account requested as a partial withdrawal or Surrender within seven days after we receive your Written Notice. We can postpone such payments or any transfers out of a Subaccount if:
          o the NYSE is closed for other than customary weekend and holiday closings, or trading on the NYSE is restricted as determined by the SEC; or
          o    the SEC permits delay for the protection of security holders; or
          o an emergency exists as determined by the SEC, as a result of which it is not reasonably practical to dispose of securities, or not reasonably practical to determine the value of the net assets of the subaccounts.
The applicable rules of the SEC will govern as to whether these conditions exist.

         We may defer payments of a Policy loan, partial withdrawal or full Surrender from the Fixed Account for up to six months from the date we receive your Written Notice requesting the loan, withdrawal or Surrender.

         BENEFICIARY

         The beneficiary will receive the death benefit proceeds when the Insured dies. You name the primary beneficiary and any contingent beneficiaries in your application. If no primary beneficiary is living when the Insured dies, we will pay to the contingent beneficiary. If no contingent beneficiary is living when the Insured dies, we will pay you or your estate. Unless otherwise provided, if any beneficiary dies within 30 days after the Insured dies as the result of a common disaster, we will pay the death benefit proceeds as if that beneficiary died first.

         Unless your beneficiary designation provides otherwise, we will follow these rules:
          o We will pay equal shares when more than one beneficiary of the same class is to share the funds.
          o No revocable beneficiary has rights in this Policy until the Insured dies.
          o An irrevocable beneficiary cannot be changed without his or her consent.
          o The interest of any beneficiary is subject to the rights of any assignee shown on our records.
          o When beneficiaries are not shown by name (such as "children"), we may find who they are from sworn statements and not wait for court records.

         You may change your beneficiary at any time while the Insured is living by sending Written Notice to us. We must approve any change. If approved, the change will be effective as of the date you signed the Written Notice. We will not be liable for any payments we make or actions we take before the change is approved.

         MINOR OWNER OR BENEFICIARY

         Generally, a minor may not own the Policy solely in the minor's name and cannot receive payments directly as a Policy beneficiary. In most States parental status does not automatically give parents the power to provide an adequate release to us to make beneficiary payments to the parent for the minor's benefit. A minor can "own" a Policy through the trustee of a trust established for the minor's benefit, or through the minor's named and court appointed guardian, who owns the Policy in his or her capacity as trustee or guardian. Where a minor is a named beneficiary, we may be able to pay the minor's beneficiary payments to the minor's trustee or guardian. Some States allow us to make such payments up to a limited amount directly to parents. Parents seeking to have a minor's interest made payable to them for the minor's benefit are encouraged to check with their local court to determine the process to claim proceeds on behalf of the minor; it is often a very simple process that can be accomplished without the assistance of an attorney. If there is no adult representative able to give us an adequate release for payment of the minor's beneficiary interest, we will retain the minor's interest on deposit until the minor attains the age of majority.

         POLICY CHANGES

         You may request to change your Specified Amount, death benefit option, or riders. Any change to your Policy is effective only if by Written Notice on a form acceptable to us, and then only when recorded on our records. Information on how to contact us to determine what information is needed and where you can get various forms for Policy changes is shown on this prospectus' first two pages and last page. When a Policy change is made, we will send you a revised Policy schedule that will show the updated coverage and any new charges.

         "RIGHT TO EXAMINE" PERIOD

         You may cancel your Policy for a refund during your "right to examine" or "free look" period. This period expires 10 days after you receive your Policy (30 days after if it is a replacement for another policy), or 45 days after your application is signed, whichever is later. (The "right to examine" period is longer in some states, ranging from 15 to 30 days.) If you decide to cancel the Policy, you must return it by mail or delivery to the home office or to the

Ameritas Advisor VUL                   25

Ameritas Life selling agent by the date the "right to examine" period expires. Your Policy will be void from the beginning. We will refund the premiums paid minus Policy Debt and partial withdrawals, unless otherwise required by state law.

         OPTIONAL FEATURES

         Subject to certain requirements, one or more of the optional insurance benefits described in APPENDIX A may be added to your Policy by rider. The cost of any optional insurance benefit will be deducted monthly from Account Value as stated in this prospectus' CHARGES section.

         NONPARTICIPATING

         The Policy is nonparticipating. No dividends will be paid under the Policy.

         Special Arrangements

         Where permitted by state regulation, we may make Policies available through various special arrangements. We may reduce or waive the premium charge and/or the monthly administrative charge under Policies purchased by:
         1. our directors, officers, current or retired employees ("employees"), or agents, or affiliates thereof, or their spouses or dependents;
         2. directors, officers, employees, or agents of broker-dealers that have entered into selling agreements with Ameritas Investment Corp. relating to the Policies, or their spouses or dependents; or
         3. directors, officers, employees, or affiliates of the portfolios or investment advisers or sub-advisers or distributors thereof, or their spouses or dependents.

         In addition, in the future, we may reduce or waive the premium charge if a Policy is purchased by the Owner of another policy we issued, and/or through transfer or exchange from a life insurance policy we issued, each in accordance with rules we establish and apply on a uniform basis. Reductions or waivers of the premium charge and the monthly administrative charge reflect the reduced sales and administrative effort associated with Policies sold to the Owners specified. Our Service Center can provide information regarding the availability of reduced or waived charges to such Owners.

         We may issue Policies to group or sponsored arrangements, as well as on an individual basis. A "group arrangement" includes a program under which a trustee, employer or similar entity purchases Policies covering a group of individuals. An example of such an arrangement is a non-qualified deferred compensation plan. A "sponsored arrangement" includes but is not limited to a program under which an employer permits group solicitation of its employees or an association permits group solicitation of its members for the purchase of Policies on an individual basis. The Policies may not be available in connection with group or sponsored arrangements in all states.

         For Policies issued in connection with group or sponsored arrangements, we may reduce or waive one or more of the following charges: the premium charge; the monthly charge for the cost of insurance; rider charges; monthly administrative charges; daily risk charges (for mortality and expense risk); and/or the transfer charge. We may also reduce the minimum Specified Amount per Policy. In addition, the interest rate credited on amounts taken from the Subaccounts as a result of a loan may be increased for these Policies. We will waive or reduce these charges as described below and according to our rules in effect when the Policy application is approved.

         To qualify for a waiver or reduction, a group or sponsored arrangement must satisfy certain criteria, for example, size of the group, or number of years in existence. Generally, the sales contacts and effort, administrative costs, insurance cost, and mortality and expense risk per Policy may vary based on such factors as the size of the group or sponsored arrangement, its stability, the purposes for which the Policies are purchased, and certain characteristics of its members (including underwriting-related factors that we determine result in lower anticipated expenses of providing insurance coverage, and/or lower mortality and expense risk, under Policies sold to members of the group or through the sponsored arrangement). The amount of any reduction and the criteria for qualification will reflect the reduced sales and administrative effort resulting from sales to qualifying group or sponsored arrangements, and/or the reduced anticipated cost of insurance or mortality and expense risk under such Policies. We may modify from time to time the amount or availability of any charge reduction or waiver, or the criteria for qualification.

         Charge reductions or waivers will not be unfairly discriminatory against any person, including the affected Owners and all other owners of Policies funded by the Separate Account.

Ameritas Advisor VUL                   26

POLICY DISTRIBUTIONS
--------------------------------------------------------------------------------

         The principle purpose of the Policy is to provide a death benefit upon the Insured's death, but before then you may also borrow against the Policy's Cash Surrender Value, take a partial withdrawal, or fully surrender it for its Cash Surrender Value. Tax penalties may apply to amounts taken out of your Policy. The Policy will terminate and all insurance will stop when the Insured dies.

         DEATH BENEFIT

         Upon the Insured's death, we will pay to the Policy beneficiary:
          o the death benefit on the Insured's life under the death benefit option in effect; plus
          o any additional life insurance proceeds provided by any optional benefit or rider; minus
          o    any Policy Debt; minus
          o any overdue Monthly Deductions, including the Monthly Deduction for the month of death.

         We will pay the death benefit proceeds after we receive satisfactory proof that the Insured died while the Policy was in force and other proof that we may require in order to investigate the claim. We will pay the death benefit proceeds in a lump-sum payment to the beneficiary. We will include interest from the Insured's date of death to the payment date. The rate of interest will be at least the amount required by law. Full payment of the death benefit proceeds discharges us from any and all claims.

o        Death Benefit Options
         When you apply for your Policy, you will choose one of three death benefit options, which will be used to determine the death benefit.

Death Benefit Option A
         Under Option A, the death benefit is the greater of:
          o    the Specified Amount of insurance coverage; and
          o    the Account Value multiplied by the corridor factor.

Death Benefit Option B
         Under Option B, the death benefit is the greater of:
          o    the Specified Amount of insurance coverage plus the Account
               Value; and
          o    the Account Value multiplied by the corridor factor.

Death Benefit Option C
         Under Option C, the death benefit is the greater of:
          o the Specified Amount of insurance coverage plus the sum of premiums paid minus the sum of partial withdrawals taken; and
          o    the Account Value multiplied by the corridor factor.
         If you select Option C and the sum of partial withdrawals taken is greater than the sum of premiums paid, the death benefit may be less than the Specified Amount.

         When you apply for your Policy, you will also choose one of two alternative tests to evaluate whether your Policy qualifies as a life insurance contract under the Internal Revenue Code. Once you have chosen a test for tax qualification, you cannot change it. If you choose the guideline premium test, total premium payments may not exceed the guideline premium payment limitations for life insurance set forth under the Internal Revenue Code. If you choose the cash value accumulation test, the guideline premium limitations do not apply. The corridor factors are higher for the cash value accumulation test than for the guideline premium test. The corridor factors are shown in the Policy schedule.

o        Changes in Death Benefit Option

         You select the death benefit option when you apply for the Policy. You also may change the death benefit option after the first Policy year, as discussed below.

Ameritas Advisor VUL                   27

Changes in Death Benefit Option Rules
o    Your request for a change must be by Written Notice.
o You can only change your Policy death benefit option once each Policy year. The change will be effective on the Monthly Date after we receive (or, if evidence of insurability is necessary, after we approve) your Written Notice.
o    There is no fee to change your Policy death benefit option.
o Changing from Option B to Option A, or from Option C to Option A: The Specified Amount will not change, and the death benefit will be reduced to equal the Specified Amount.
o Changing from Option A to Option B, or from Option C to Option B: The Specified Amount will be adjusted so that the Net Amount at Risk is unchanged.
o The change is allowed only if the new Specified Amount of insurance meets the requirements stated in the Changes in Specified Amount section, below.

o        Changes in Specified Amount

         The initial Specified Amount is set at the time we issue your Policy. The Specified Amount may change from time to time, as discussed below. A change in Specified Amount could have federal tax consequences (See the TAX MATTERS section.).

         Under the Scheduled Increase Rider for the Insured, we will automatically increase the Specified Amount on Annual Dates. The amount of the increase is shown on the Policy schedule. Total increases from the rider may not exceed two times the initial Specified Amount. No increase will be made after the Annual Date nearest the Insured's 65th birthday. We will mail to you a revised Policy schedule for each increase. Acceptance is automatic. You may reject the increase by Written Notice to us and return of the revised Policy schedule within 30 days of the increase date. There is no charge for the rider.

         In addition, on or after one year from the Policy Date, you may change the current Specified Amount of insurance coverage by Written Notice on a form provided by us, and subject to our approval.

INCREASE in Coverage Rules
o The minimum amount of an increase in Specified Amount of insurance coverage is $25,000.
o An increase of the Specified Amount will require evidence of insurability satisfactory to us and be subject to our underwriting limits in place at that time.
o Any increase of the Specified Amount will be subject to increased cost of insurance charges and monthly Specified Amount charges, based on the Insured's gender and the Issue Age and rate class for the increase. You will receive a revised Policy schedule stating the increased charges.

DECREASE in Coverage Rules
o    The amount of any decrease may be no less than $1,000.
o    Any reduction in the Specified Amount will be in the following order:
     -    first, reduce the most recent increase of the Specified Amount;
     -    then, the next most recent increases; and
     -    finally, the Policy's initial Specified Amount.
o Any decrease of the Specified Amount you request will not reduce the monthly Specified Amount charges in effect at the time of the decrease.
o The Specified Amount of coverage after the decrease must be at least $50,000. We may limit any requested decrease to the amount necessary to keep the Policy in compliance with maximum premium limits under federal tax law.

No Maturity Date

         This Policy does not have a maturity date. There are no cost of insurance charges after the Insured reaches Attained Age 121.

POLICY LOANS

         You may obtain a loan from the Cash Surrender Value of your Policy. Any loan transaction will permanently affect your Account Value. We may require you to sign a loan agreement. You may ask your sales representative or us to provide illustrations giving examples of how a loan might affect your Account Value, Cash Surrender Value and death benefit.

Ameritas Advisor VUL                   28

         Surrender or lapse of a Policy while a loan is outstanding could result in significant tax consequences. See the discussion at Tax Treatment of Loans and Other Distributions.

                  Amount You Can Borrow                                          Loan Interest Rate
--------------------------------------------------------------- ------------------------------------------------------
Standard Policy Loan.  You may borrow no more than:             Standard  Loan  Interest  Rate.  Current  net  annual
     o      the Cash Surrender Value; minus                     loan  interest  rate of 1.0%:  we  charge  a  current
     o      loan interest on Policy Debt  including the         interest  rate  with a 4.0%  effective  annual  yield
            requested loan to the next Annual Date; minus       (guaranteed  not to exceed 4.0%),  but we also credit
     o      the sum of the next three Monthly Deductions.       an interest  rate with an  effective  annual yield of
                                                                3.0% to any amounts in the loan account.
--------------------------------------------------------------- ------------------------------------------------------
                   Amount You Can Borrow                                          Loan Interest Rate
--------------------------------------------------------------- ------------------------------------------------------
Preferred  Rate Policy Loan.  After  five (5) Policy years, a   Preferred  Loan  Interest  Rate.  Current  net annual
portion of the Policy Debt may qualify for the preferred loan   loan  interest  rate of 0.0%:  we  charge  a  current
interest rate. The portion  eligible for  the  preferred loan   interest  rate  with a 3.0%  effective  annual  yield
interest rate is:                                               (guaranteed  not to exceed 3.5%),  but we also credit
     o      the Account Value; plus                             an interest  rate with an  effective  annual yield of
     o      the sum of partial withdrawals taken, minus         3.0% to any amounts in the loan account.
     o      the sum of premiums paid.

Loan Rules
o    The Policy must be assigned to us as security for the loan.
o We will accept a loan request signed by you on our form of Written Notice by mail or facsimile. However, when accepting a request by a method not requiring an original signature, there is a greater possibility that unauthorized persons can manipulate your signature and make changes on your Policy (including withdrawals) without your knowledge.
o We will transfer all loan amounts from the Subaccounts and the Fixed Account to a loan account. The amounts will be transferred on a Pro-Rata basis, unless you instruct us otherwise. If the value of an Investment Option after a transfer pursuant to your instructions is less than $100, the amounts will be transferred on a Pro-Rata basis.
o Loan interest is due on each Annual Date. If the interest is not paid when due, we will transfer an amount equal to the unpaid loan interest only from the Policy Investment Options you designate; if that is not possible (due to insufficient value in an Investment Option you elect) or you have not provided such instructions, we will deduct loan interest on a Pro-Rata basis from balances in all Subaccounts and the Fixed Account.
o If Policy Debt exceeds Account Value minus accrued expenses and charges, you must pay the excess or your Policy will lapse.
o You may repay Policy Debt in full or in part any time while the Policy is in force. We will deduct the amount of the loan repayment from the loan account and allocate that amount among the Subaccounts and the Fixed Account in the same percentages as Net Premium is allocated on the date of repayment. You must instruct us to treat your payment as a loan repayment; otherwise, we will treat any unspecified payment as premium.
o The death benefit will be reduced by the amount of any Policy Debt on the date of the Insured's death.
o We may defer making a loan from the Fixed Account for up to six months unless the loan is to pay premiums to us.

         CASH SURRENDER

         While the Insured is alive, you may terminate the Policy for its Cash Surrender Value. After a full Surrender, all your rights in the Policy end, and you may not reinstate the Policy.

         Cash Surrender Rules
         o We will accept a full Surrender request signed by you on our form of Written Notice by mail or facsimile. However, when accepting a request by a method not requiring an original signature, there is a greater possibility that unauthorized persons can manipulate your signature and make changes on your Policy (including withdrawals) without your knowledge.
         o    The Policy has no surrender charge.
         o We may defer Surrender payments from the Fixed Account for up to six months from the date we receive your request.

PARTIAL WITHDRAWAL

         While the Insured is alive, you may withdraw part of the Account Value. The amount requested and any partial withdrawal charge will usually be deducted from the Account Value on the date we receive your request if received before 3 p.m. Central Time.

Ameritas Advisor VUL                   29

         If Death Benefit Option A (described above) is in effect, then the Specified Amount will be reduced by the partial withdrawal amount plus any fee.

         If Death Benefit Option B or Option C (described above) is in effect, the Account Value will be reduced by the amount of the partial withdrawal, but the Specified Amount of insurance coverage will not change.

Partial Withdrawal Rules
o We will accept a partial withdrawal request signed by you on our form of Written Notice by mail or facsimile.
o The applicable partial withdrawal charge is stated in the CHARGES section of this prospectus.
     - The minimum partial withdrawal amount is $100; the maximum is an amount such that the remaining Cash Surrender Value is at least an amount sufficient to maintain the Policy in force for the next three months.
o    A partial withdrawal is irrevocable.
o For tax purposes, partial withdrawals are treated as made first from premiums paid and then from earnings, beginning with the most recent premium payment, unless the Policy is a modified endowment contract.
o Partial withdrawals will be deducted from your Policy Investment Options on a Pro-Rata basis, unless you instruct us otherwise. If the value of an Investment Option after a withdrawal pursuant to your instructions is less than $100, the amounts will be deducted on a Pro-Rata basis.
o Partial withdrawals result in cancellation of Accumulation Units from each applicable Subaccount.
o We reserve the right to defer withdrawal payments from the Fixed Account for up to six months from the date we receive your request.
o Depending upon the circumstances, a partial withdrawal may have tax consequences.

         PAYMENT OF POLICY PROCEEDS

         A primary function of a life insurance policy is to provide payment of Policy proceeds. Policy proceeds are payable upon the Insured's death, a full Surrender or partial withdrawal of Account Value, or upon any other benefit where certain proceeds are payable. We will make payment in a lump sum to the beneficiary.

Rules for Payment of Policy Proceeds
o Payees must be individuals who receive payments in their own behalf unless otherwise agreed to by us.
o We may require proof of your age or survival or the age or survival of the payee.
o No payee may commute, encumber or alienate any proceeds under this Policy before they are due. No proceeds are subject to attachment for any debt or obligation of any payee.

o      Payment of Death Benefit Proceeds

         We may pay death benefit proceeds in a lump sum by establishing an interest bearing account for the beneficiary, in the amount of the death benefit proceeds payable. The same interest rate schedule and other account terms will apply to all beneficiary accounts in place at any given time. We will send the beneficiary a checkbook within seven days after we receive all the required documents, and the beneficiary will have immediate access to the account simply by writing a check for all or any part of the amount of the death benefit proceeds payable. The account is part of our general account. It is not a bank account and it is not insured by the FDIC or any other government agency. As part of our general account, it is subject to the claims of our creditors. We receive a benefit from all amounts left in the general account.

Ameritas Advisor VUL                   30

TAX MATTERS
--------------------------------------------------------------------------------

         The following is only general information about federal tax law and is not intended as tax advice to any individual. Tax laws affecting the Policy are complex, may change and are affected by your facts and circumstances. We cannot guarantee the tax treatment of the Policy or any transaction involving the Policy. You should consult your own tax adviser as to how these general rules and any applicable taxes will apply to you if you purchase a Policy.

o      Life Insurance Qualification; Tax Treatment of Death Benefit

         The Internal Revenue Code, as amended (the "Code") defines a life insurance contract for federal income tax purposes. This definition can be met if an insurance contract satisfies either one of two tests. The Code and related regulations do not directly address the manner in which these tests should be applied to certain features of the Policy. Thus, there is some uncertainty about how those tests apply to the Policy.

         Nevertheless, we believe the Policy qualifies as a life insurance contract for federal tax purposes, so that:
          o you should not be considered in constructive receipt of the Cash Surrender Value, including any increases in Cash Surrender Value, unless and until it is distributed from the Policy and
          o the death benefit should be fully excludable from the beneficiary's gross income; however, special rules apply to employer owned life insurance. The death benefit of life insurance owned by an employer is taxable unless the Insured is a certain class of employee and has been given notice and has consented to coverage on his life. Specific statutory requirements must be satisfied for the death benefit of employer owned life insurance to be excluded from taxable income.

         We reserve the right to make such changes in the Policy as we deem necessary to assure it qualifies as a life insurance contract under the Code and continues to provide the tax benefits of such qualification.

         Modified Endowment Contracts. The Code establishes a class of life insurance contracts designated as modified endowment contracts. Distributions from a modified endowment contract are taxed under different rules, most notably distributions are treated as from income first (to the extent of any gain in the contract) then from cost basis. There are other differences related to modified endowment contracts, such as loans being treated as a distribution (see Tax Treatment of Loans and Other Distributions below). The rules governing whether a Policy will be treated as a modified endowment contract are extremely complex. In general, a Policy is a modified endowment contract if the accumulated premium payments made at any time during the first seven Policy years exceed the sum of the net level premium payments which would have been paid on or before such time if the Policy provided for paid-up future benefits after the payment of seven level annual premiums. A Policy may also become a modified endowment contract because of a material change. The determination of whether a Policy is a modified endowment contract after a material change generally depends upon the relationship of the Policy's death benefit and Account Value at the time of such change and the additional premium payments made in the seven years following the material change. A Policy may also become a modified endowment contract if the death benefit is reduced.

This Policy's flexibility and how you tailor it to meet your needs could cause it to be a modified endowment contract. We recommend you consult with a tax adviser to determine if desired Policy transactions may cause such treatment. When a premium payment is credited which we believe causes the Policy to become a modified endowment contract, we will notify you and offer you the opportunity to request a refund of that premium in order to avoid such treatment. You have 30 days after receiving such a notice to request the refund.

         A Policy issued in exchange for a modified endowment contract is also treated as a modified endowment contract. However, we believe that a Policy issued in exchange for a life insurance Policy that is not a modified endowment contract will generally not be treated as a modified endowment contract if the death benefit of the Policy is greater than or equal to the death benefit of the Policy being exchanged. The payment of any premiums at the time of or after the exchange may, however, cause the Policy to become a modified endowment contract. You may, of course, choose to not make additional payments in order to prevent a Policy from being treated as a modified endowment contract.

o        Special Considerations for Corporations and Employers

         Premium paid by a business for a life insurance Policy is not deductible as a business expense or otherwise if the business is directly or indirectly a beneficiary of the Policy. For purposes of the alternative minimum tax ("AMT") that may be imposed on corporations, the death benefit from the Policy, even though excluded from gross income for normal tax purposes, is included in "adjusted current earnings" for AMT purposes. In addition, although

Ameritas Advisor VUL                   31
increases to the Policy's Cash Surrender Value are generally excluded from gross income for normal income tax purposes, such increases are included in adjusted current earnings for Alternative Minimum Taxable purposes. In 2006, Congress adopted new rules relating to Employer Owned Life Insurance. Any employer contemplating the purchase of a new life insurance contract or a change in an existing contract should observe the Employee Notice and Consent requirements to avoid the income taxation of the life insurance death benefits and consult a tax adviser regarding filing IRS Form 8925.

"Cost Basis in the Policy" means:
o the total of any premium payments or other consideration paid for the Policy, minus
o    any withdrawals previously recovered that were not taxable.

o        Tax Treatment of Loans and Other Distributions

         Upon a Surrender or lapse of the Policy, if the amount received plus any outstanding Policy Debt exceeds the total cost basis in the Policy, the excess will generally be treated as ordinary income subject to tax, regardless of whether a Policy is or is not a modified endowment contract. However, the tax consequences of distributions from, and loans taken from or secured by, a Policy depend on whether the Policy is classified as a modified endowment contract.

Distributions from Policies Classified as Modified Endowment Contracts are subject to the following tax rules:
     o All distributions, including Surrender and partial withdrawals, are treated as ordinary income subject to tax to the extent Account Value immediately before the distribution exceeds the cost basis in the Policy at such time.
     o Loans from or secured by the Policy are treated as distributions and taxed accordingly. If you do not repay loan interest, the loan interest itself is treated as a distribution.

     o A 10% additional income tax is imposed on the portion of any distribution, loan, or assignment of the Policy that is included in income except where the distribution or loan is made on or after the Owner attains age 59 1/2, is attributable to the Owner's becoming disabled, or is part of a series of substantially equal periodic payments for the life (or life expectancy) of the Owner or the joint lives (or joint life expectancies) of the Owner and the Owner's beneficiary.

Distributions from Policies Not Classified as Modified Endowment Contracts are generally treated as first recovering the cost basis in the Policy and then, only after the return of all such cost basis in the Policy, as distributing taxable income. An exception to this general rule occurs in the case of a decrease in the Policy's death benefit or any other change that reduces benefits under the Policy in the first 15 years after the Policy is issued and that results in a cash distribution to the Owner in order for the Policy to continue complying with the Code's definition of life insurance. Such a cash distribution will be taxed in whole or in part as ordinary income (to the extent of any gain in the Policy).

         Loans from, or secured by, a Policy that is not a modified endowment contract are not treated as distributions. However, it is possible that reduced rate loans could be treated as distributions rather than loans.

         Distributions (including upon Surrender) and loans from, or secured by, a Policy that is not a modified endowment contract are not subject to the 10% additional income tax rule. If a Policy is not now but later becomes a modified endowment contract, then any distributions made from the Policy within two years prior to the change will become taxable pursuant to modified endowment contract rules.

o        Other Policy Owner Tax Matters

         Depending on the circumstances, the exchange of a Policy, a change in the Policy's death benefit option, a Policy loan, a partial or full Surrender, a lapse, a change in ownership, or an assignment of the Policy may have federal income tax consequences. In addition, federal, state and local transfer and other tax consequences of ownership or receipt of distributions from a Policy depend on the circumstances of each Owner or beneficiary.

         Interest paid on Policy loans generally is not tax deductible.

         Aggregation of modified endowment contracts. Pre-death distributions (including a loan, partial withdrawal, collateral assignment or full Surrender) from a Policy that is treated as a modified endowment contract may require a special aggregation to determine the amount of income recognized on the Policy. If we or any of our affiliates issue more than one modified endowment contract to the same Policy Owner within any 12-month period, then for purposes of measuring the income on the Policy with respect to a distribution from any of those Policies, the income for all those Policies will be aggregated and attributed to that distribution.

         Federal and state estate, inheritance and other tax consequences of ownership or receipt of proceeds under the Policy depend upon your or the beneficiary's individual circumstance.

         Diversification requirements. Investments of the Separate Account must be "adequately diversified" for the Policy to qualify as a life insurance contract under the Code. Any failure to comply with diversification requirements could subject you to immediate taxation on the incremental increases in Account Value plus the cost of insurance

Ameritas Advisor VUL                   32
protection for the year. However, we believe the Policy complies fully with such requirements.

         Owner control. The Treasury Department stated that it anticipates the issuance of regulations or rulings prescribing the circumstances in which your control of the investments of the Separate Account may cause you, rather than us, to be treated as the owner of the assets in the Separate Account. To date, no such regulations or guidance has been issued. If you are considered the Owner of the assets of the Separate Account, income and gains from the Separate Account would be included in your gross income.

         The ownership rights under the Policy are similar to, but different in certain respects from, those described by the IRS in rulings in which it determined that owners were not owners of separate account assets. For example, you have additional flexibility in allocating Policy premium and Account Value. These differences could result in you being treated as the owner of a Pro-Rata share of the assets of the Separate Account. In addition, we do not know what standards will be set forth in the regulations or rulings which the Treasury may issue. We therefore reserve the right to modify the Policy as necessary to attempt to prevent you from being considered the Owner of the assets of the Separate Account.

         Paid-Up Life Insurance Benefit Endorsement. Electing this benefit may have adverse tax consequences. The Internal Revenue Service has not ruled on the use of this endorsement. We strongly urge you to consult legal counsel and your personal tax adviser before electing this benefit.

         Tax-advantaged arrangements. The Policy may be used in various arrangements, including non-qualified deferred compensation, split dollar arrangements and others. The tax consequences of such plans may vary depending on the particular facts and circumstances of each individual arrangement. If you are contemplating the use of the Policy in any arrangement the value of which depends in part on its tax consequences, you should be sure to consult a qualified tax adviser regarding the tax attributes of the particular arrangement and the suitability of this Policy for the arrangement.

         Split-Dollar Arrangements. The IRS and the Treasury Department have issued guidance that substantially affects split-dollar arrangements. Consult a qualified tax adviser before entering into or paying additional premiums with respect to such arrangements.

         Also, on July 30, 2002, the Sarbanes-Oxley Act of 2002 became law and required significant accounting and corporate governance reform. This Act prohibits, with limited exceptions, publicly-traded companies from extending many types of personal loans to their directors or executive officers. This prohibition may be interpreted as applying to some arrangements for split-dollar life insurance policies for directors and executive officers of such companies, since such insurance may be viewed as involving a loan from the employer for at least some purposes. Any affected business contemplating the payment of a premium on an existing Policy, or the purchase of a new Policy, in connection with a split-dollar life insurance arrangement should consult legal counsel.

         Tax Shelter Regulations. Prospective owners should consult a tax adviser about the treatment of the Policy under the Treasury Regulations applicable to tax shelters.

         Alternative Minimum Tax. There may also be an indirect tax upon the income in the Policy or the proceeds of a Policy under the federal corporate alternative minimum tax, if the owner is subject to that tax.

LEGAL PROCEEDINGS
--------------------------------------------------------------------------------

         As of the date of this prospectus, there are no proceedings affecting the Separate Account, or that are material in relation to our total assets.

HOW TO GET FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

         Our financial statements are included in a Statement of Additional Information ("SAI"). For information on how to obtain copies of these financial statements, at no charge, see the STATEMENT OF ADDITIONAL INFORMATION; REGISTRATION STATEMENT provision on the last page of this prospectus.

RULE 12h-7 EXEMPTION
--------------------------------------------------------------------------------

         Ameritas Life relies on the exemption provided by Rule 12h-7 to file reports under the Securities Exchange Act of 1934.

Ameritas Advisor VUL                   33

APPENDIX A: Optional Features
--------------------------------------------------------------------------------

         This Appendix is intended to provide only a very brief overview of additional benefits available to be added to your Policy by rider. Some of these features are only available at the time the Policy is issued, and may not be added later. For more information, contact your registered representative or us. Certain riders may not be available in all States. The cost for each rider, if any, is explained in the CHARGES section.

o    Accelerated Benefit Rider
     This rider provides the ability to accelerate the death benefit to be a living benefit, allowing you to withdraw value from the Policy, as defined in the rider, in the event of diagnosis of terminal illness. The amount available as a living benefit is less than the total death benefit payable under the Policy.

o    Children's Insurance Rider
     This rider provides term life insurance protection, as defined in the rider, for the Insured's children.

o    Paid-Up Insurance Benefit Endorsement
     This endorsement protects your Policy from lapsing under certain conditions when your outstanding Policy Debt is large relative to your Account Value and Specified Amount.

o    Term Insurance Rider
     This rider provides term insurance upon an individual other than the Insured.

o    Waiver of Monthly Deduction Rider
     This rider provides that during periods of the Insured's total disability, as defined in the rider, certain Policy charges and charges for any Policy riders will be waived.

Ameritas Advisor VUL                   34

DEFINED TERMS
--------------------------------------------------------------------------------
Defined terms, other than "we, us, our," "you and your," are shown using initial capital letters in this prospectus.

Account Value / Accumulation Value / Policy Value means the sum of Net Premiums paid, minus partial withdrawals, minus Policy charges, plus interest credited to the Fixed Account and the loan account, adjusted for gains or losses in the Subaccounts. The Account Value is comprised of amounts in the Subaccounts, the Fixed Account, and the loan account.

Accumulation Unit means an accounting unit of measure used to calculate the Account Value allocated to a Subaccount of the Separate Account. It is similar to a share of a mutual fund.

Annual Date means the same date each year as the Policy Date.

Attained Age means the Issue Age plus the number of completed Policy years. With respect to any increase in Specified Amount, Attained Age means the Issue Age for the increase plus the number of complete years since the increase.

Business Day means each day that the New York Stock Exchange is open for trading.

Cash Surrender Value means the Account Value minus any Policy Debt.

Fixed Account is an account that credits a fixed rate of interest guaranteed by us and is not affected by the experience of the variable Investment Options of the Separate Account. The Fixed Account is part of our general account.

Insured means the person shown on the Policy schedule upon whose life this Policy is issued.

Investment Options means collectively the Subaccounts and the Fixed Account. You may allocate Net Premiums and reallocate Account Value among the Investment Options.

Issue Age means the Insured's age as of the birthday nearest to the Policy Date. With respect to any increase in Specified Amount, Issue Age means the Insured's age as of the birthday nearest to the date of the increase.

Issue Date means the date on which the suicide and incontestability periods begin. If we have received the initial premium from you, the Issue Date will also be the date when you have life insurance coverage with us. If we have not received the initial premium from you, you WILL NOT have coverage until the date on which we receive the initial premium from you.

Monthly Date means the same date of each month as the Policy Date.

Monthly Deduction means a charge made against the Account Value on each Monthly Date for the coverage provided by this Policy and any attached riders.

Net Amount at Risk means the death benefit on the Monthly Date, discounted at the Fixed Account minimum credited rate for one month, minus the Account Value on the Monthly Date, after the Monthly Deduction has been taken except for the cost of insurance.

Net Premium means the premium paid reduced by the premium charge, which will not exceed the maximum premium charge shown on the Policy schedule.

Planned Periodic Premium means a level premium you intend to pay at a fixed interval. The Planned Periodic Premium is shown on the Policy schedule.

Ameritas Advisor VUL                   35

Policy Date means the date from which Policy months, years and anniversaries are measured. The Policy Date will be determined by us unless you request a different Policy Date that we approve. If the Issue Date is after the Policy Date or we have not received the initial premium from you, you WILL NOT have life insurance coverage on the Policy Date.

Policy Debt means the sum of all unpaid Policy loans and accrued interest on Policy loans.

Pro-Rata means allocating a dollar amount among the Investment Options in proportion to the Account Value in those Investment Options.

Right to Examine Transfer Date means 13 days after the Issue Date, or if later, the date all requirements necessary to place the Policy in force are delivered to us.

Specified Amount means a dollar amount used to determine the death benefit of your Policy. It is shown on the Policy schedule. You may increase or decrease it as provided in your Policy.

Subaccounts means the divisions within the Separate Account for which Accumulation Units are separately maintained. Each Subaccount corresponds to a single underlying non-publicly traded portfolio.

Surrender means termination of this Policy at your request for its Cash Surrender Value while the Insured is alive.

We, Us, Our, Company, Ameritas Life means Ameritas Life Insurance Corp.

Written Notice means information we have received at Ameritas Life, Service Center, P.O. Box 81889, Lincoln, NE 68501 (or 5900 "O" Street, Lincoln, NE 68510), fax 1-402-467-7335. A Written Notice must be signed by you, in good order, and on a form approved by or acceptable to us. Call us if you have questions about what form or information is required. When notice is permitted and sent to us by facsimile, we have the right to implement the request if the copied or facsimile signature appears to be a copy of a your genuine original signature.

You, Your, Owner means the Owner as shown on the Policy schedule, unless changed. The Insured may or may not be the Owner.

--------------------------------------------------------------------------------

Ameritas Advisor VUL                   36

                                    THANK YOU
            for reviewing this prospectus. You should also review the
         fund prospectuses for the portfolio underlying each Subaccount variable Investment Option you wish to select.

                             IF YOU HAVE QUESTIONS,
          for marketing assistance or other product questions prior to issue (without charge), telephone us at:
                          Ameritas Life Insurance Corp.
                            Telephone: 1-800-255-9678

                for all other matters, write or telephone us at:
                          Ameritas Life Insurance Corp.
                                 Service Center
                                 P.O. Box 81889
                             Lincoln, Nebraska 68501
                                       or
                                 5900 "O" Street
                             Lincoln, Nebraska 68510
                       Toll-Free Telephone: 1-800-255-9678
                               Fax: 1-402-467-7335
                 Interfund Transfer Request Fax: 1-402-467-7923

                          Internet: ameritasdirect.com

                           REMEMBER, THE CORRECT FORM
is important for us to process your Policy elections and changes accurately. Many service forms can be found in the "Products & Services" section of our website. Or, call us at our toll-free number and we will send you the form you need.

ILLUSTRATIONS

         Illustrations are tools that can help demonstrate how the Policy operates, given the Policy's charges, Investment Options and any optional features selected, how you plan to accumulate or access Account Value over time, and assumed rates of return. Illustrations may also be able to assist you in comparing the Policy's death benefits, Cash Surrender Value and Account Value with those of other variable life insurance policies based upon the same or similar assumptions. You may ask your sales representative or us (at our toll-free telephone number) to provide an illustration, without charge, based upon your specific situation.

         STATEMENT OF ADDITIONAL INFORMATION;
         REGISTRATION STATEMENT

         A Statement of Additional Information ("SAI") dated May 1, 2013 contains other information about the Separate Account and the Policy. You may obtain a copy by calling our toll-free telephone number, at the left. Within three Business Days after we receive your request for an SAI, we will send your copy, without charge, by first class mail or email. Information about the Separate Account (including the SAI), is available on the SEC's Internet site (www.sec.gov, select "More Search Options," then type "333-151912" in the "File Number" field and select "Find Companies"), or can be reviewed and, for a fee, copied at or ordered from the SEC's Public Reference Room, 100 F Street NE, Washington, D.C. 20549-0102. (You may direct questions to the SEC at 202-942-8090.)

         REPORTS TO YOU

         We will send a statement to you at least annually showing your Policy's death benefit, Account Value and any Policy Debt. If your Policy activity is limited to scheduled periodic premiums automatically deducted from your bank or investment account, the annual report will also be the only confirmation you have of premium payments and regular Monthly Deductions. We will confirm any other premium payments, Policy Debt, transfers between Investment Options, lapses, Surrender, partial withdrawals, and other Policy transactions as they occur. You will receive additional periodic reports that the SEC may require.

(c) 2013 Ameritas Life Insurance Corp.

                     [Ameritas Life Insurance Corp. Logo]

                         Ameritas Life Insurance Corp.

Ameritas Advisor VUL           Last Page           SEC Registration #: 811-08868

--------------------------------------------------------------------------------

Statement of Additional Information:  May 1, 2013
to accompany Policy Prospectuses dated: May 1, 2013

                                            [Ameritas Life Insurance Corp. Logo]

LOW-LOAD VARIABLE LIFE INSURANCE POLICIES
offered through
AMERITAS LIFE INSURANCE CORP. SEPARATE ACCOUNT LLVL
--------------------------------------------------------------------------------
TABLE OF CONTENTS                       Page

About Our Company                         1

Services                                  2
Underwriter
Distribution of the Policy

More Information on Charges               3
Distribution of Materials

Advertising                               4
Performance Data
Asset Allocatoion Program

Licensing Agreement                       6
Financial Statements

Contacting Us. To answer your questions or to send additional premium, contact your sales representative or write or call us at:

                          Ameritas Life Insurance Corp.
                                 Service Center
                                 P.O. Box 81889
                             Lincoln, Nebraska 68501
                                       Or
                                 5900 "O" Street
                             Lincoln, Nebraska 68510
                            Telephone: 1-800-255-9678
                               Fax: 1-402-467-7335
                               ameritasdirect.com

Express mail packages should be sent to our street address, not our P.O. Box address.

Ameritas(R) and the bison design are registered service marks of Ameritas Life Insurance Corp.

         This Statement of Additional Information is not a prospectus. It contains information in addition to that set forth in the Policy prospectus and should be read together with the prospectus. The Policy prospectus may be obtained from our Service Center by writing us at P.O. Box 81889, Lincoln, Nebraska 68501, by e-mailing us or accessing it through our website at ameritasdirect.com or by calling us at 1-800-255-9678. Defined terms used in the current prospectus for the Policy are incorporated in this Statement.

         ABOUT OUR COMPANY

         Ameritas Life Insurance Corp. Separate Account LLVL was established as a separate investment account of Ameritas Life Insurance Corp. ("Company, we, us, our, Ameritas Life") on August 24, 1994. The Separate Account is registered with the Securities and Exchange Commission ("SEC") as a unit investment trust. We issue the Policy described in the prospectus and are responsible for providing each Policy's insurance benefits. We are engaged in the business of issuing life insurance and annuities, group dental, eye care, and hearing care insurance, retirement plans and 401(k) plans throughout the United States (except New York). Through our Ameritas Advisor Services division, we specialize in low-load life insurance and no-load annuity products, offered directly to investors and through fee-based professionals.

         We are a stock life insurance company - Nebraska's first life insurance company - organized under the laws of the State of Nebraska in 1887. We are wholly owned by Ameritas Mutual Holding Company ("Ameritas"), a Nebraska stock insurance holding company. Ameritas is a diversified family of financial services businesses. For a complete list of the Ameritas Companies and their products and services, visit the Ameritas website at www.ameritas.com. Each Ameritas company is solely responsible for its own financial condition and contractual obligations.

ALIC Separate Account LLVL       SAI: 1     Statement of Additional Information

         SERVICES

         Affiliates of Ameritas Life provide administrative services to Ameritas Life relating to policies offered by its separate accounts, including Ameritas Life Insurance Corp. Separate Account LLVL (the "Registrant"). For 2010 these services were provided under the Ameritas companies' General Administrative Services Agreement dated January 1, 2006 (the "original Agreement"). Under the terms of the original Agreement, certain affiliates provided management, administrative, information technology, actuarial, and other services to Ameritas Life. On January 1, 2011, the original Agreement was replaced with an Amended and Restated General Administrative Services Agreement (the "current Agreement"), under which all administrative services relating to policies offered by the Ameritas Life separate accounts were provided directly by Ameritas Life. Therefore, Ameritas Life made no payments for administrative services provided by affiliated companies in 2011 or 2012, and no amounts are reported for either of these years in the chart below. Neither the original Agreement nor the current Agreement is an agreement of or an expense to the Registrant. For the services provided to Ameritas Life for variable life insurance products available through the Separate Account, Ameritas Life paid the following amounts to the listed affiliates in the last three years:

                                           --------------- --------------- ---------------
AFFILIATE:*             YEAR:                   2010             2011           2012
------------------------------------------ --------------- --------------- ---------------
Acacia Life Insurance Company                 $16,486             $0             $0
------------------------------------------ --------------- --------------- ---------------
The Union Central Life Insurance Company     $466,245             $0             $0
------------------------------------------ --------------- --------------- ---------------
* Each affiliate listed is a wholly owned subsidiary of Ameritas Life.

         Ameritas Life entered into a Service Agreement dated May 1, 2010 with its affiliate, Ameritas Investment Partners, Inc. ("AIP"), for the purpose of AIP developing and providing ongoing evaluation and other services for the Asset Allocation Program available for the Policies. For services AIP performed under this agreement for Ameritas Life Insurance Corp. Separate Account LLVL, Ameritas Life paid AIP the following amounts in teh last three years:

                                           --------------- --------------- ---------------
AFFILIATE:*             YEAR:                   2010             2011           2012
------------------------------------------ --------------- --------------- ---------------
Ameritas Investment Partners, Inc.              $303             $539           $550
------------------------------------------ --------------- --------------- ---------------

         Matters of state and federal law pertaining to the policies have been reviewed by the Ameritas Life legal staff.

UNDERWRITER

         The Policies are offered continuously and are distributed by Ameritas Investment Corp. ("AIC"), 5900 "O" Street, Lincoln, Nebraska 68510. We are the majority owner of AIC. AIC enters into contracts with various broker-dealers ("Distributors") to distribute the Policies.

                                                                       -------------- --------------- ---------------
                                                                YEAR:      2010            2011            2012
---------------------------------------------------------------------- -------------- --------------- ---------------
Variable life insurance compensation we paid to AIC that was paid to        $1,449         $12,895         $14,313
other broker-dealers and representatives (not kept by AIC).
---------------------------------------------------------------------- -------------- --------------- ---------------
Variable life insurance compensation earned and kept by AIC.                    $0              $0              $0
---------------------------------------------------------------------- -------------- --------------- ---------------
Fees we paid to AIC for variable life insurance Principal                  $20,236         $17,861          $7,561
Underwriter services.
---------------------------------------------------------------------- -------------- --------------- ---------------

         DISTRIBUTION OF THE POLICY

         Our underwriter, AIC, enters into contracts with various broker-dealers ("Distributors") to distribute Policies. These Distributors are registered with the SEC and are members of the Financial Industry Regulatory Authority. All persons selling the Policy must be registered representatives of the Distributors, and also must be

ALIC Separate Account LLVL       SAI: 2     Statement of Additional Information
licensed as insurance agents to sell variable insurance products. There is no premium load to cover sales and distribution expenses. All compensation or expense reimbursement received by AIC for serving as principal underwriter of the Policies will be paid by us from our other assets or surplus in our general account, which may include profits derived from other charges made under the Policies. Policies can be purchased directly from us through our direct consumer services, with salaried employees who are registered representatives of AIC and who will not receive compensation related to the purchase.

Distribution Compensation for Currently Sold Products
     o Ameritas Advisor VUL: We pay commissions for the sale of the Policies up to 15% of first-year target premium and 2% of premiums above that amount paid in the first Policy Year.

Distribution Compensation for Products No Longer Being Sold
     o Low-Load Survivorship Variable Universal Life: During the first Policy Year, compensation may equal an amount up to 15% of first year target premium paid plus the first year costs of any riders and 2% of excess first year premium.
     o Low-Load Variable Life: During the first Policy Year, compensation may equal an amount up to 9% of first year target premium paid plus the first year costs of any riders and 2% of excess first year premium. In years thereafter, we may pay the broker-dealer asset-based compensation at an annualized rate of 0.1% per Policy Year of the net Cash Surrender Value.

         Compensation arrangements may vary among broker-dealers. Also, we may pay other distribution expenses such as production incentive bonuses. These distribution expenses do not result in any additional charges under the Policy other than those described in the prospectus CHARGES sections.

         MORE INFORMATION ON CHARGES

o        Waiver of Certain Charges
         When the Policy is sold in a manner that results in savings of sales or administrative expenses, we reserve the right to waive all or part of any fee we charge under the Policy (excluding charges charged by the portfolios). Factors we consider include one or more of the following: size and type of group to whom the Policy is issued; amount of expected premiums; relationship with us (employee of us or an affiliated company, receiving distributions or making transfers from other policies we or one of our affiliates issue, or transferring amounts held under qualified retirement plans we or one of our affiliates sponsor); type and frequency of administrative and sales services provided; or level of annual maintenance fee and withdrawal charges. Any fee waiver will not discriminate unfairly against protected classes of individuals and will be done according to our rules in effect at the time the Policy is issued. We reserve the right to change these rules. The right to waive any charges may be subject to state approval.

o        Underwriting Procedure
         The Policy's cost of insurance depends upon the insured's sex, issue age, risk class, and length of time the Policy has been in force. The rates will vary depending upon tobacco use and other risk factors. Guaranteed cost of insurance rates are based on the insured's attained age and are equal to the 2001 Commissioners Standard Ordinary Age Nearest Birthday Ultimate Mortality Table. The maximum rates for the table-rated substandard insureds are based on a multiple (shown in the schedule pages of the Policy) of the above rates. We may add flat extra ratings to reflect higher mortality risk. Any change in the cost of insurance rates will apply to all insureds of the same age, gender, risk class and whose Policies have been in effect for the same length of time.

         The cost of insurance rates, Policy charges, and payment options for Policies issued in Montana, and perhaps other states or in connection with certain employee benefit arrangements, are issued on a gender-neutral (unisex) basis. The unisex rates will be higher than those applicable to females and lower than those applicable to males.

         If the rating class for any increase in the specified amount of insurance coverage is not the same as the rating class at issue, the cost of insurance rate used after such increase will be a composite rate based upon a weighted average of the rates of the different rating classes. Decreases may be reflected in the cost of insurance rate, as discussed earlier.

         The actual charges made during the Policy Year will be shown in the annual report delivered to Policy Owners.

         DISTRIBUTION OF MATERIALS

         We will distribute proxy statements, updated prospectuses and other materials to you from time to time. In order to achieve cost savings, we may send consolidated mailings to several Owners with the same last name who share a common address or post office box.

ALIC Separate Account LLVL       SAI: 3     Statement of Additional Information

         ADVERTISING

         From time to time, we may advertise performance information for the Subaccounts and their underlying portfolios. We may also advertise ratings, rankings or other information related to us, the Subaccounts or the underlying portfolios.

         We may provide hypothetical illustrations of Policy value, Cash Surrender Value and death benefit based on historical investment returns of the underlying portfolios for a sample Policy based on assumptions as to age, sex and risk class of the insured, and other Policy-specific assumptions.

         We may also provide individualized hypothetical illustrations calculated in the same manner as stated above but based upon factors particular to your Policy.

         PERFORMANCE DATA

          From time to time, we may advertise performance for the Subaccount variable investment options. Performance data is available on our website and is authorized for use with prospective investors only when accompanied or preceded by current product and fund prospectuses containing detailed information about the Policy, investment, limitations and risks.

         Performance returns reflect fees and charges assessed by the fund companies and current mortality and expenses and administrative risk charges deducted from Separate Account assets. Some portfolio advisors have agreed to limit their expenses; without these limits, performance would have been lower. The returns shown on our website do not reflect the Policy's transaction fees and periodic charges. If these fees and charges were deducted, the performance quoted would be lower. Yields shown are typically "annualized" yields. This means the income generated during the measured seven days is assumed to be generated each week over a 52-week period, and not reinvested, and is shown as a percentage of the investment.

         We encourage you to obtain a personalized illustration which reflects all charges of the Policy and the impact of those charges upon performance; contact your registered representative or us to obtain an illustration, without charge, based upon your specific situation. See the Policy prospectus for detailed information about Policy charges and portfolio prospectuses for each portfolio's expenses.

         For periods prior to the date the Policy Subaccount began operation, performance data will be calculated based on the performance of the underlying portfolio and the assumption that the Subaccounts were in existence for the same periods as those indicated for the underlying portfolio with the level of Policy charges that were in effect at the inception of the Subaccount.

         Past performance is no guarantee of future results. The return and principal value of an investment will fluctuate so that investor's shares, when redeemed, may be worth more or less than their original cost.

         ASSET ALLOCATION PROGRAM

The Service
         Ameritas Investment Corp. ("AIC"), a majority owned subsidiary of Ameritas Life, has developed several asset allocation models, each based on different profiles of an investor's willingness to accept investment risk, that are provided exclusively through our Policies as the Asset Allocation Program (the "Program"). AIC periodically (typically annually) evaluates and updates the models. In developing and periodically updating the models, AIC currently relies on the fund-specific model recommendations made by Ameritas Investment Partners, Inc. ("AIP"), a registered investment advisor, which, like Ameritas Life, is wholly owned by Ameritas. AIC may change the firm it uses, or, as is currently the case, may use no independent firm when developing the models for the Program.

         If you choose to subscribe to the Program, AIC will serve as your investment adviser solely for purposes of development of the Program models and periodic updates of the models.

         If you choose to subscribe to the Program, AIC instructs us to allocate your initial premium (in the case of a new application) or accumulated value, as applicable, to the investment options according to the model you select, to similarly allocate subsequent premium, and to periodically automatically reallocate your accumulated value or premium payments. Your Policy value will be rebalanced quarterly consistent with your selected model.

ALIC Separate Account LLVL       SAI: 4     Statement of Additional Information

The Asset Allocation Program Models
         Development of the Program models is a multi-step process. First, we obtain research relating to models from an unaffiliated firm, then an optimization analysis is performed to determine the breakdown of asset classes. Next, after the asset class exposures are known, AIP determines how available investment options can be used to implement the asset class level allocations. Investment options are selected in a way intended to optimize potential returns for each model, given a particular level of risk tolerance. AIP may also choose passively managed index investment options to optimize returns for a given risk profile. AIP's philosophy on selecting active investment managers centers on choosing experienced managers that add value over time, using a consistent process, and staying on mandate across market cycles. When selecting investment options, AIP looks for competitive fees, tenured fund management, and total returns that are competitive to their peers. AIP avoids managers holding "off-mandate" exposures, or other significant portfolio concentrations that could lead to sharp performance deviations. This process could, in some cases, result in the inclusion of an investment option in a model based on its specific asset class exposure or other specific optimization factors, even where another investment option may have better historical performance.

Periodic Updates of the Models and Notices of Updates
         Each model is evaluated periodically (generally, annually) to assess whether the combination of investment options within each model should be changed to better seek to optimize the potential return for the level of risk tolerance intended for the model. As a result, each model may change, and the investment options used within a model may change.

         When your selected model is updated, AIC instructs us to automatically reallocate your accumulated value and any subsequent premium payments in accordance with any changes to the model you have selected. This means the allocation of your accumulated value, and potentially the investment options in which you are invested, will automatically change and your accumulated value and any subsequent premium payments will be automatically reallocated among the investment options in your updated model when your next automatic quarterly rebalancing occurs. AIC requires that you give it discretionary investment authority to periodically instruct us to reallocate your accumulated value and any subsequent premium payments in accordance with the updated version of the model you have selected, if you wish to participate in the Program.

         When AIC updates the models, we will send you written notice of the updated models at least 30 days in advance of the date the updated models are to be effective. If you wish to accept the changes in your selected model, you will not need to take any action, as your Policy value and any subsequent premium will be automatically reallocated pursuant to the updated model. If you do not wish to accept the changes to your selected model, you can change to a different model or withdraw from the Program.

Risks
         Although asset allocation models are designed to optimize returns given the various levels of risk, there is no assurance that a model portfolio will not lose money or that investment results will not experience volatility. Investment performance of your accumulated value could be better or worse by participating in a Program model than if you had not participated. A model may perform better or worse than any single investment option or asset class or other combinations of investment options or asset classes. Model performance is dependent upon the performance of the component investment options (and their underlying portfolios). The timing of your investment and the automatic quarterly rebalancing may affect performance. Your accumulated value will fluctuate, and when redeemed, may be worth more or less than the original cost.

         Periodic updating of the models can cause the underlying portfolios to incur transaction expenses to raise cash for money flowing out of the portfolios or to buy securities with money flowing into the portfolios. These expenses can adversely affect performance of the pertinent portfolios and the models.

         Potential Conflicts of Interest. AIC and AIP may be subject to competing interests that have the potential to influence decision making with regard to the models. In addition to its limited role as investment adviser under the Program, AIC is also compensated by us as principal underwriter for the Policies. Also, Calvert Variable Portfolios, Inc. and Calvert Variable Series, Inc. (the "Calvert Funds"), which are part of the Ameritas Mutual Holding Company and therefore are affiliated with us, have portfolios offered through the Policy. The Calvert Funds are advised by Calvert Investment Management, Inc. ("CIM"), an affiliate of ours, and certain of the Calvert Funds are subadvised by AIP, also an affiliate of ours. CIM and AIP are compensated for administrative, advisory and subadvisory services they provide. Calvert Fund portfolios may or may not be included in the models. We may receive revenue sharing from other portfolios that are available as investment options or distribution fees. AIC may have an incentive to use certain portfolios in the

ALIC Separate Account LLVL       SAI: 5     Statement of Additional Information
models that provide higher revenue sharing or advisory fees. AIC may believe that certain portfolios may benefit from additional assets or could be harmed by redemptions. AIP analyzes all our model investment options and their underlying portfolios; it evaluates and recommends the selection of specific funds and periodic updates regarding portfolios in the models. In developing these recommendations, AIP may consult with unaffiliated third parties to obtain information on asset class-level allocation weightings and impact of the models on insurance reserves. Neither AIC nor we dictate to AIP the number of portfolios in a model, the percent that any portfolio represents in a model, or which portfolios may be selected (other than to require exclusion of any portfolio that is expected to be liquidated, merged into another portfolio, or otherwise closed). AIP may have an incentive to recommend certain portfolios that have administrative, advisory or subadvisory services provided by CIM and AIP. As a result of the competing interests the affiliated parties face in this Program, there is an increased potential risk of a conflict of interest in these arrangements.

         AIC and we are under no obligation to continue the Program, or any asset allocation program, and have the right to terminate or change such services at any time.

         LICENSING AGREEMENT

         The Policy is not sponsored, endorsed, sold or promoted by Standard & Poor's, a division of The McGraw-Hill Companies, Inc. ("S&P"). S&P makes no representation or warranty, express or implied, to the Owners of the Policy or any member of the public regarding the advisability of investing in securities generally or in the Policy particularly or the ability of the S&P 500 Index to track general stock market performance. S&P's only relationship to the Licensee ("Ameritas Life") is the licensing of certain trademarks and trade names of S&P and of the S&P 500 Index which is determined, composed and calculated by S&P without regard to the Licensee or the product. S&P has no obligation to take the needs of the Licensee or the Owners of the Policy into consideration in determining, composing or calculating the S&P 500 Index. S&P is not responsible for and has not participated in the determination of the prices and amount of the Policy or the timing of the issuance or sale of the product or in the determination or calculation of the equation by which the Policy is to be converted into cash. S&P has no obligation or liability in connection with the administration, marketing or trading of the Policy.

S&P DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN AND S&P SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN. S&P MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY LICENSEE, OWNERS OF THE POLICY, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN. S&P MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL S&P HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

         FINANCIAL STATEMENTS

         The balance sheets - statutory basis of Ameritas Life Insurance Corp., a wholly owned subsidiary of Ameritas Holding Company, which is a wholly owned subsidiary of Ameritas Mutual Holding Company, as of December 31, 2012 and 2011, and the related summary of operations and changes in capital and surplus - statutory basis and statements of cash flows - statutory basis for each of the three years in the period ended December 31, 2012 have been audited by , independent auditors, as stated in their report appearing herein and the statements of net assets of each of the subaccounts of Ameritas Life Insurance Corp. Separate Account LLVL as of December 31, 2012, and the related statements of operations for the period then ended, the statements of changes in net assets for each of the periods in the two years then ended and the financial highlights for each of the periods in the five years then ended, have been audited by , independent registered public accounting firm, as stated in their report appearing herein. Such financial statements are included in reliance upon the reports of such firm given upon their authority as experts in accounting and auditing. The principal business address of is .

         Our financial statements will be provided by subsequent amendment. They only bear on our ability to meet our obligations under the Policy, and should not be considered as bearing on the investment performance of the assets held in the Separate Account.

ALIC Separate Account LLVL      SAI:6        Statement of Additional Information

PART C
------
                                OTHER INFORMATION
                                -----------------

     Item 26.     Exhibits

     Exhibit
     Number                Description of Exhibit
     -------               ----------------------
     (a) Board of Directors Resolution of Ameritas Life Insurance Corp. Authorizing Establishing the Separate Account. (1)
     (b)  Custodian Agreements. Not Applicable.
     (c)  (1)  Principal Underwriting Agreement. (2)
          (2)  Selling Agreement. (3)
     (d)  Form of Policy. (1)
     (e)  Form of Application. (1)
     (f)  (1)  Articles of Incorporation of Ameritas Life Insurance Corp. (1)
          (2)  Bylaws of Ameritas Life Insurance Corp. (4)
     (g)  Reinsurance Agreements. (5,6)
     (h)  Participation Agreements:
          (1)  American Century Investments. (7)
          (2)  Calvert Variable Products, Inc. (8)
          (3)  Calvert Variable Series, Inc. (8)
          (4)  DFA Investment Dimensions Group Inc. (9)
          (5)  DWS Variable Series I and II. (10)
          (6)  Fidelity Variable Insurance Products Funds. (10)
          (7)  Franklin Templeton Variable Insurance Products Trust. (11)
          (8)  Invesco Variable Insurance Funds. (11)
          (9)  MFS Variable Insurance Trust. (12)
          (10) PIMCO Variable Insurance Trust. (10)
          (11) Rydex Variable Trust. (13)
          (12) T. Rowe Price Equity Series, Inc. (7)
          (13) Third Avenue Variable Series Trust. (11)
          (14) The Universal Institutional Funds, Inc. (Morgan Stanley). (12)
          (15) Vanguard Variable Insurance Funds. (11)
     (i)  Administrative Contracts.
          (1)  General Administrative Services Agreement. (14)
          (2)  Amended and Restated General Administrative Services Agreement
               (15)
          (3)  Service Agreement. (5)
          (4) Amended and Restated Asset Allocation Investment Advisory Agreement. (5)
     (j)  Other Material Contracts: Powers of Attorney. Filed herein.
     (k)  Legal Opinion. Filed herein.
     (l)  Actuarial Opinion. Not applicable.
     (m)  Calculation. Not applicable.
     (n) Consents of Independent Auditors and Independent Registered Public Accounting Firm. To be filed by subsequent amendment under Rule 485(b).
     (o) Financial statements to be filed by subsequent amendment under Rule 485(b).
     (p)  Initial Capital Agreements. Not applicable.
     (q) Transfer and Redemption Procedures Pursuant to Rule 6e-3(T)(b)(12)(iii). (10)

Footnotes:
1 Incorporated by reference to Post-Effective Amendment No. 4 to Ameritas Life Insurance Corp. Separate Account LLVL, File No. 33-86500, filed on April 6, 1998, EX-99.1(1), EX 99.1.(5)(a), EX-99.1.(10),
     EX-99.1(6)(A).
2 Incorporated by reference to Ameritas Variable Separate account VA-2 Form N-4 Post-Effective Amendments Nos. 9 and 12 to Registration Statement No. 333-142483 submitted to the SEC on October 30, 2009 and April 23, 2010, respectively, EX-99.C and EX-1.
3 Incorporated by reference to Ameritas Variable Separate Account V Form N-6 Post-Effective Amendment No. 1 to Registration Statement No. 333-151913 submitted to the SEC on April 9, 2009, EX.99.C.
4 Incorporated by reference to Post-Effective Amendment No. 5 to Ameritas Life Insurance Corp. Separate Account LLVL, File No. 33-86500, filed on February 26, 1999, EX-99.1(6)(B).
5 Incorporated by reference to Ameritas Variable Separate Account V Form N-6 Post-Effective Amendment No. 3 to Registration Statement No. 333-151913 submitted to the SEC on February 28, 2011, EX.99.G(1), EX.99.G(2), EX.99.G(3), EX.99.I(1), and EX.99.I(2).
6 Incorporated by reference to Ameritas Variable Separate Account V Form N-6 Post-Effective Amendment No. 5 to Registration Statement No. 333-151913 submitted to the SEC on April 20, 2012, EX.99.G(1) and EX.99.G(2).
7 Incorporated by reference to the initial Registration Statement on Form N-6 Registration Statement No. 333-151913 submitted to the SEC for Ameritas Variable Separate Account V on June 25, 2008, EX-99.H.2 and .5.

8 Incorporated by reference to Ameritas Variable Separate Account VA-2 Form N-4 Post-Effective Amendment No. 13 to Registration Statement No. 333-142483 submitted to the SEC on April 18, 2011, EX.99.H(1).
9 Incorporated by reference to Ameritas Life Insurance Corp. Separate Account LLVA Form N-4 Post-Effective Amendment No. 10 to Registration Statement No. 333-120972 submitted to the SEC on April 18, 2011, EX.99.H.(1).
10 Incorporated by reference to Post Effective Amendment No. 1 to Ameritas Life Insurance Corp. Separate Account LLVL, File No. 333-151912, filed on November 12, 2008, EX-99.H.1-3, and Q.
11 Incorporated by reference to Ameritas Life Insurance Corp. Separate Account LLVL Form N-6 Registration Statement No. 333-151912 submitted to the SEC on June 25, 2008, EX-99.H.1, 4-6.
12 Incorporated by reference to the initial Registration Statement for Ameritas Variable Life Insurance Company Separate Account V, File No. 333-15585, filed November 6, 1996, EX-99A8c, EX-99.A8D.
13 Incorporated by reference to Pre-Effective Amendment No. 1 to Ameritas Life Insurance Corp. Separate Account LLVL, File No.333-76359, filed on June 11, 1999, EX-99.1.(8)(C).
14 Incorporated by reference to Ameritas Variable Separate Account VA-2 Form N-4 Post-Effective Amendment No. 4 to Registration No. 333-142483, filed on July 23, 2008, EX-99.H(C).
15 Incorporated by reference to Ameritas Variable Separate Account VA-2 Form N-4 Post-Effective Amendment No. 14 to Registration Statement No. 333-142483 submitted ot the SEC on January 20, 2012, EX-99.H.

Item 27.   Directors and Officers of the Depositor

           Name and Principal               Position and Offices
           Business Address*                with Depositor
           ------------------               --------------------
           JoAnn M. Martin                  Director, Chair, President & Chief Executive Officer
           James P. Abel                    Director
           James R. Krieger                 Director
           Tonn M. Ostergard                Director
           Kim M. Robak                     Director
           Paul C. Schorr, IV               Director
           William W. Lester                Executive Vice President & Corporate Treasurer
           Timmy L. Stonehocker             Executive Vice President
           Robert C. Barth                  Senior Vice President & Chief Financial Officer
           J. Thomas Burkhard               Senior Vice President, Chief Distribution Officer, Individual
           Nancy A. Dalessio                Senior Vice President & Chief Information Officer
           Karen M. Gustin                  Senior Vice President, Group Field Sales, National Accounts & Broker Blocks
           Cheryl L. Heilman                Senior Vice President, Individual Operations
           Arnold D. Henkel                 Senior Vice President, Individual Strategic Alliances
           Dale D. Johnson                  Senior Vice President and Corporate Actuary
           Robert M. Jurgensmeier           Senior Vice President, Chief Actuary, Individual
           Robert G. Lange                  Vice President, General Counsel & Assistant Secretary, Individual
           Bruce E. Mieth                   Senior Vice President, Group Customer Connections & Operations
           James M. Mikus                   Senior Vice President & Chief Investment Officer
           Lisa A. Mullen                   Senior Vice President, Individual Financial Operations
           Robert-John H. Sands             Senior Vice President & Corporate Secretary
           Janet L. Schmidt                 Senior Vice President, Director of Human Resources
           James D. Schulz                  Senior Vice President, Retirement Plans
           Steven J. Valerius               President, Individual Division
           Kenneth L. VanCleave             President, Group Division
           Michael B. Weckenbrock           Second Vice President, Corporate Compliance
           Paul G. Wesling                  Senior Vice President, Individual DI Product Management
           Susan K. Wilkinson               Senior Vice President, Planning & Risk Management

*      Principal business address: Ameritas Life Insurance Corp., 5900 "O" Street, Lincoln, Nebraska 68510.

Item 28. Persons Controlled by or Under Common Control with the Depositor or the Registrant

Name of Corporation (state where organized)                                     Principal Business
-------------------------------------------                                     ------------------
Ameritas Mutual Holding Company(NE).............................................mutual insurance holding company

    Ameritas Holding Company(NE)................................................stock insurance holding company

        Ameritas Life Insurance Corp.(NE).......................................life/health insurance company
            Acacia Life Insurance Company(DC)...................................life insurance company
                Acacia Federal Savings Bank(DE).................................a federally chartered bank owned by Acacia
                                                                                Life Insurance Company (85.21%) and
                                                                                Ameritas Life Insurance Corp. (14.79%)
                    Acacia Service Corp.(VA)....................................deposit solicitation
                Calvert Investments, Inc.(DE)...................................holding company
                    Calvert Investment Management, Inc.(DE).....................asset management services
                    Calvert Investment Services, Inc.(DE).......................shareholder services
                    Calvert Investment Administrative Services, Inc.(DE)........administrative services
                    Calvert Investment Distributors, Inc.(DE)...................broker-dealer
                Griffin Realty LLC(VA)..........................................real estate investment company
            Ameritas Investment Corp.(NE).......................................a securities broker dealer and investment adviser owned by Ameritas Life Insurance
                                                                                Corp. (80%) and Centralife Annuities
                                                                                Service, Inc. (20%)
            Ameritas Life Insurance Corp. of New York(NY).......................life insurance company
            Brokers National Life Assurance Company(AR).........................life/health insurance company
            The Union Central Life Insurance Company(NE)........................life insurance company
                PRBA, Inc.(CA)..................................................holding company
                    PRB Administrators, Inc.(DE)................................pension administration services

        Summit Investment Advisors, Inc.(1)(NE).................................investment adviser
            Ameritas Mortgage Funding, Inc. (NE)................................mortgage loan and servicing

Subsidiaries are indicated by indentations.  Ownership is 100% by the parent company except as noted.

(1) Effective on or about April 30, 2013, Summit Investment Advisors, Inc. will be renamed Ameritas Investment Partners, Inc.

Item 29.      Indemnification

Ameritas Life Insurance Corp.'s By-laws provide as follows:

The Company shall indemnify any person who was, or is a party, or is threatened to be made a party, to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative by reason of the fact that he is or was a director, officer, or employee of the Company or is or was serving at the request of the Company as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against expenses, including attorney's fees, judgments, fines and amounts paid in settlement actually and reasonably incurred in connection with such action, suit or proceeding to the full extent authorized by the laws of Nebraska.

Section 21-20,103 of the Nebraska Business Corporation Act, in general, allows a corporation to indemnify any director, officer, employee or agent of the corporation against liability by him or her in connection with an action, suit or proceeding, if he or she acted in good faith and in a manner he or she reasonably believed to be in or not opposed to the best interest of the corporation, and with respect to any criminal action or proceeding, had no reasonable cause to believe his or her conduct was unlawful.

In a case of a derivative action, no indemnification shall be made in respect of any claim, issue or matter as to which such person shall have been adjudged to be liable for negligence or misconduct in the performance of his or her duty to the corporation, unless a court in which the action was brought shall determine that such person is fairly and reasonably entitled to indemnify for such expenses which the Court shall deem proper.

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers, and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer, or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question of whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 30.      Principal Underwriter

(a) Ameritas Investment Corp. ("AIC"), which serves as the principal underwriter for the variable life insurance policies issued through Ameritas Life Insurance Corp. Separate Account LLVL, also serves as the principal underwriter for variable annuity contracts issued through Ameritas Life Insurance Corp. Separate Account LLVA. AIC also serves as the principal underwriter for variable life insurance contracts issued through Ameritas Variable Separate Account V, Ameritas Variable Separate Account VL, Ameritas Life of NY Separate Account VUL, and Carillon Life Account, and for variable annuity contracts issued through Ameritas Variable Separate Account VA-2, Ameritas Variable Separate Account VA, Ameritas Life of NY Separate Account VA, and Carillon Account.

b) The following table sets forth certain information regarding the officers and directors of the principal underwriter, Ameritas Investment Corp.

     Name and Principal                         Positions and Offices
     Business Address                           With Underwriter
     ----------------                           ----------------
     William W. Lester*                         Director & Chair
     Salene Hitchcock-Gear*                     Director, President & Chief Executive Officer
     Robert C. Barth*                           Director
     Kent M. Campbell**                         Director
     Timmy L. Stonehocker*                      Director
     Sara J. Andres*                            Senior Vice President, Chief Compliance & Risk Management Officer
     Billie B. Beavers***                       Senior Vice President
     Bruce D. Lefler***                         Senior Vice President, Public Finance
     Robert-John H. Sands*                      Corporate Secretary

*       Principal business address: Ameritas Investment Corp., 5900 "O" Street, Lincoln, Nebraska 68510.
**      Principal business address: Aviva USA, 7700 Mills Civic Parkway, West Des Moines, Iowa 50266.
***     Principal business address: Ameritas Investment Corp., 440 Regency Parkway Drive, Suite 222, Omaha, Nebraska 68114.

(c) Compensation From the Registrant.
          (1)                          (2)                     (3)                     (4)               (5)
                                                         Compensation on
                                Net Underwriting       Events Occasioning
     Name of Principal           Discounts and         the Deduction of a           Brokerage           Other
     Underwriter                 Commissions          Deferred Sales Load          Commissions       Compensation
     Ameritas Investment
     Corp. ("AIC")                  $14,313                   $0                       $0              $7,561

          (2)+(4)+(5) = Gross variable life compensation received by AIC.
          (2) = Sales compensation received and paid out by AIC as underwriter; AIC retains 0.
          (4) = Sales compensation received by AIC for retail sales.
          (5) = Sales compensation received by AIC and retained as underwriting fee.

Item 31.  Location of Accounts and Records

         The Books, records and other documents required to be maintained by
         Section 31(a) of the 1940 Act and Rules 31a-1 to 31a-3 thereunder are maintained at Ameritas Life Insurance Corp., 5900 "O" Street, Lincoln, Nebraska 68510.


Item 32.  Management Services

         There are no additional management services contracts that are not discussed in Part A or B of the registration statement.


Item 33.  Fee Representation

          Ameritas Life Insurance Corp. represents that the fees and charges deducted under the contract, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by the insurance company.

                                   SIGNATURES

As required by the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant, Ameritas Life Insurance Corp. Separate Account LLVL, has caused this Post-Effective Amendment No. 5 to Registration Statement Number 333-151912 to be signed on its behalf by the undersigned, duly authorized, in the City of Lincoln, County of Lancaster, State of Nebraska on this 25th day of February, 2013.


                 AMERITAS LIFE INSURANCE CORP. SEPARATE ACCOUNT LLVL, Registrant

                                        AMERITAS LIFE INSURANCE CORP., Depositor



                                                By:      JoAnn M. Martin*
                                                   ----------------------------
                                                       Chair of the Board


Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities indicated on February 25, 2013.

  SIGNATURE                 TITLE
  ---------                 -----
  JoAnn M. Martin *         Director, Chair, President & Chief Executive Officer
  James P. Abel *           Director
  James R. Krieger *        Director
  Tonn M. Ostergard *       Director
  Kim M. Robak *            Director
  Paul C. Schorr, IV *      Director
  William W. Lester *       Executive Vice President & Corporate Treasurer
  Timmy L. Stonehocker *    Executive Vice President
  Robert C. Barth *         Senior Vice President, & Chief Financial Officer
  Robert-John H. Sands *    Senior Vice President & Corporate Secretary
  Steven J. Valerius *      President, Individual Division

  /s/Robert G. Lange
  ------------------
  Robert G. Lange          Vice President, General Counsel & Assistant
                           Secretary, Individual


* Signed by Robert G. Lange under Powers of Attorney executed effective as of August 21, 2012.

                                  Exhibit Index
                                  -------------
     Exhibit
     -------

     (j)  Other Material Contracts: Powers of Attorney.

     (k)  Legal Opinion